Registration Nos. 333-179997

811-21438

SECURITIES AND EXCHANGE COMMISSION

100 F Street, N.E.

Room 1680

WASHINGTON, D.C. 20549

202-551-5850

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

POST-EFFECTIVE AMENDMENT NO. 33

and

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

(Check appropriate box or boxes)

Amendment No. 34

THE GUARDIAN SEPARATE ACCOUNT D

(Exact Name of Registrant as Specified in Charter)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

10 Hudson Yards, New York, New York 10001

(Address of Principal Executive Offices)

Depositor’s Telephone Number: (212) 598-8359

RICHARD T. POTTER, JR., Senior Vice President and Counsel

The Guardian Insurance & Annuity Company, Inc.

10 Hudson Yards

New York, New York 10001

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2021 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required for such rule for the Registrant’s most recent fiscal year was filed on March 18, 2021.

May 1, 2021	Securities Act of 1933 File No. 33-31755

THE GUARDIAN INVESTOR® INDIVIDUAL VARIABLE ANNUITY CONTRACT PROSPECTUS

THIS PROSPECTUS describes two types of Individual Deferred Variable Annuity Contracts, the Single Premium Payment Contract and the Flexible Premium Payment Contract. It contains important information that you should know before investing in the contracts. Please read this prospectus carefully, along with the accompanying Fund prospectuses, and keep them for future reference.

The contracts are issued by The Guardian Insurance & Annuity Company, Inc. (GIAC) through its Separate Account D (the Separate Account). The contracts are annuity contracts and are long-term investment vehicles designed for retirement purposes. It will also pay a death benefit if the owner or Annuitant dies before Annuity Payments begin.

The Single Premium Payment Contract requires a minimum investment of $5,000, while the Flexible Premium Payment Contract requires a minimum initial premium payment of $500 ($1,000 in New York State). Your premiums may be invested in up to 20 Variable Investment Options or 19 Variable Investment Options and a fixed-rate option. Special limits apply to transfers out of the fixed-rate option. The Variable Investment Options invest in the mutual funds listed below. Some of these Funds may not be available in your state. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on or after January 1, 2021, paper copies of the shareholder reports for the Funds available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from GIAC. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from GIAC electronically by contacting us at www.GuardianLife.com to enroll.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling 1-888-482-7342. Your election to receive reports in paper will apply to all Funds available under your contract.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representations to the contrary is a criminal offense.

The contracts are not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, and the contracts are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involve investment risk, including possible loss of the principal amount invested.

CONTENTS

This variable annuity contract may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such an offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus except for information in this prospectus or the statement of additional information or in any supplement thereto or in any supplemental sales material authorized by GIAC.

ANNUITY CONTRACT PROSPECTUS

SUMMARY

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation Period:

The period between the issue date of the contract and the retirement date.

Accumulation Unit:

A measure used to determine the value of a contract owner’s interest under the contract before annuity payments begin. The contract has variable accumulation units and fixed accumulation units.

Accumulation Value:

The value of all the accumulation units in the variable investment options and/or the fixed-rate option credited to a contract.

Annuitant:

The person on whose life the annuity payments payable under the contract are based.

Retirement Date:

The date on which annuity payments under the contract begin.

Annuity Payments:

Periodic payments, either variable or fixed in nature, made by GIAC to the contract owner at monthly intervals after the retirement date.

Annuity Unit:

A measure used to determine the amount of any variable annuity payment.

Business Day:

Each day the New York Stock Exchange is open for trading and GIAC is open for business.

Contract Anniversary Date:

The annual anniversary measured from the issue date of the contract.

Contract Owner:

You (or your); the person(s) or entity designated as the owner in the contract.

Customer Service Office Contact Center

For telephonic communications: Customer Service Office Contact Center 8:00 a.m. to 7:00 p.m. Eastern Time 1-888-GUARDIAN (1-888-482-7342).

Funds:

The open-end management investment companies, each corresponding to a Variable Investment Option.

Good Order:

Notice from any party authorized to initiate a transaction under this contract, received in a format satisfactory to GIAC at its Mailing Address, that contains all information required by GIAC to process that transaction. For telephone transfer instructions, good order also means that the telephone call must be received on a business day and completed no later than the close of the New York Stock Exchange, generally 4:00 p.m. New York City time, on that day in order to receive that day’s unit values.

Mailing Address

The Guardian Insurance & Annuity Company, Inc.

Individual Markets, Annuities

P.O. Box 981592

El Paso, TX 79998-1592

Valuation Period:

The time period from the determination of one accumulation unit and annuity unit value to the next.

Variable Investment Options:

The Funds underlying the contract are the variable investment options – as distinguished from the fixed-rate option – available for allocations of net premium payments and accumulation values.

SPECIAL TERMS USED IN THIS PROSPECTUS	PROSPECTUS	1

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

An investment in the contract is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table. You should review the prospectus for additional information about these topics.

Fees and Expenses				Location in Prospectus
Charges for Early Withdrawals

For Single Premium Payment Contracts: If you withdraw money during the first 7 contract years following your single premium payment, you may be assessed a surrender charge of up to 6% of the premium withdrawn, declining to 0% over that time period.

For example, if you make an early withdrawal, you could pay a surrender charge of up to $6,000 on a $100,000 investment.

For Flexible Premium Payment Contracts, the surrender charge will be the lesser of: 6% of the total premium payments made during the 84 months immediately preceding the date of withdrawal, or 6% of the total amount withdrawn.

For example, if you make an early withdrawal, you could pay a surrender charge of up to $6,000 on a $100,000 investment.

				Financial Information – Contract Costs and Expenses
Transaction Charges

In addition to surrender charges, you also may be charged for the following transactions: transfers of cash value between investment options, which include the Variable Investment Options and the fixed-rate option.

Transfer Fee. We reserve the right to impose a maximum fee of $25 per transfer, if you make more than twelve transfers within a contract year.

				Financial Information – Contract Costs and Expenses
Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year other options you have elected.

				Financial Information – Contract Costs and Expenses
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.15%	1.15%
	Investment Fund options (portfolio company fees and expenses)[2]	0.49%	1.48%
	Optional benefits available for an additional benefits charge (for a single optional benefit if elected)[3]	0.25%	0.30%
	[1] As a percentage of value in the Separate Account.
	[2] As a percentage of Fund net assets.
	[3] The minimum and maximum fee shown is calculated as a percentage of the value in the Separate Account.

	Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

2	PROSPECTUS	IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

Lowest Annual Cost $1,757	Highest Annual Cost $3,112
Assumes:	Assumes:
• Investment of $100,000	• Investment of $100,000
• 5% annual appreciation	• 5% annual appreciation
• Least expensive combination of contract class, fund fees and expenses	• Most expensive combination of optional benefits and fund fees and expenses
• No optional benefits
• No sales charges	• No sales charges

• No additional purchase payments, transfers, or withdrawals	• No additional purchase payments, transfers, or withdrawals

Risks		Location in Prospectus
Risk of Loss	You can lose money by investing in this contract including loss of principal.	Principal Risks
Not a Short-Term Investment

This contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

Surrender charges may apply for the first 7 years of the contract. Surrender charges will reduce the value of your contract if you withdraw money during that time.

The benefits of tax deferral and living benefit protection also mean the contract is more beneficial to investors with a long time horizon.

Principal Risks
Risks Associated with Investments

• An investment in this contract is subject to the risk of poor investment performance and can vary based on the investment options available under the contract.

• Each investment option, including the fixed-rate option, has its own unique risks.

• You should review the prospectuses for the available funds before making an investment decision.

Principal Risks
Insurance Company Risks	An investment in the contract is subject to the risks related to us, as the Depositor. Any obligations (including under the fixed-rate option), guarantees, and benefits of the contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about GIAC, including our financial strength ratings, is available by contacting us at 1-888-482-7342.	Principal Risks

Restrictions		Location in Prospectus
Investments

• We reserve the right to impose a charge for transfers among investment options.

• We may limit transfers based on frequent trading activity.

• We reserve the right to remove or substitute the Variable Investment Options that are available as investment options under the contract.

• You may choose to invest in a maximum of 20 of the 37 Variable Investment Options or 19 of the Variable Investment Options and the fixed-rate option, if available, at any

The Accumulation Period
Optional Benefits

• Withdrawals may reduce the value of an optional benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.

• Optional benefits may be only available at the time you purchase your contract.

Other Contract Features

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT	PROSPECTUS	3

Taxes		Location in Prospectus
Tax Implications

• You should consult with a tax professional to determine the tax implications of an investment in and payments received under this contract.

• If you purchase the contract through a tax-qualified plan or individual retirement account, you do not get any additional tax deferral.

• You will generally not be taxed on increases in the value of the contract until they are withdrawn. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties if you take a withdrawal before age 59 1/2.

Financial Information – Federal tax matters

Conflicts of Interest		Location in Prospectus
Investment Professional Compensation	Your investment professional may receive compensation for selling this contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence your investment professional to recommend this contract over another investment for which the investment professional is not compensated or compensated less.	Your rights and responsibilities – Distribution of the contract
Exchanges	If you already own an insurance contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.	Buying a contract

Overview of the Contract

Purpose. The contract is a variable annuity contract. It allows you to accumulate tax-deferred savings in our Variable Investment Options and the fixed-rate option. The contract is intended for retirement savings or other long-term investment purposes. The contract has various optional features and benefits that may be appropriate for you based on your financial situation and objectives. The contract also offers certain death benefit features, which can be used to transfer assets to your beneficiaries. The contract is not intended for people who may need to make early or frequent withdrawals, and may not be appropriate for you if you do not have a long-term investment horizon. The contract is no longer available for new sales.

Phases of the Contract. The contract has two phases, the Accumulation Period and the annuity period. During the Accumulation Period, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. This contract allows you to allocate your premium payments and Accumulation Value to Variable

Investment Options, each of which has its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and the fixed-rate option, which guarantees a fixed rate of interest. A list of Variable Investment Options in which you can invest is provided in Appendix A: Funds Available Under the Contract to this Prospectus.

On an agreed date, you will start receiving regular payments based on the Accumulation Value of your contract. This is the annuity period. The amount of the Annuity Payments will depend on earnings during the Accumulation Period, and afterward if you select a variable annuity option. Once your contract is annuitized your withdrawal rights, death benefits and living benefits under the Accumulation Period terminate.

Contract Features. Below is a brief summary of the contract’s primary features and options.

4	PROSPECTUS	IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

Accessing your Money. Before the annuity period, you can withdraw money from your contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59 1/2.

Tax Treatment. You can transfer money among investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are only subject to tax upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.

Death Benefits. If the Annuitant should die before Annuity Payments begin, then we pay a death benefit first to any surviving Beneficiaries (in the order you have designated). You also have the option of purchasing an enhanced death benefit rider that may provide a greater death benefit.

Additional Services.

Dollar Cost Averaging Programs. These programs allow you to systematically transfer a set amount each month between certain Variable Investment Options and the fixed-rate option.

Automated Alert Program. This programs allows you to request an e-mail from us notifying you that: (1) your Accumulation Value in a selected Variable Investment Option either changes by a specified percentage or reaches a specified dollar amount, or (2) your contract Accumulation Value reaches a certain amount or changes by a certain percentage.

Systematic Withdrawals. This program allows you to receive regular automatic withdrawals from your Contract either monthly, quarterly, semi-annual or annual basis.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT	PROSPECTUS	5

EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract or making withdrawals from the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, make withdrawals form the contract or transfer Accumulation Value among investment options. State annuity taxes may also be deducted.*

TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of purchase payments):	None
Deferred Sales Load (or Surrender Charge) (as a percentage of purchase payments or amount surrendered, as applicable):	6% of total premiums paid declining annually[1]
Transfer Fee:	Maximum: $25 Current: $0

* If you reside in a state that requires us to deduct a premium tax, this tax can range from 0.5% to 3.5% of the contract Accumulation Value, depending on state requirements.

1 For Single Premium Payment Contracts, the following contingent deferred sales charges will be assessed upon amounts withdrawn during the first seven contract years:

Number of contract years completed from date of the premium payment	Contingent deferred sales charge (surrender charge) percentage
0	6%
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7+	0%
Transfer Fee:	Maximum: $25 Current: $0

For Single Premium Contracts after the first contract year, you may withdraw in each contract year, without a deferred sales charge, the greater of (i) 10% of the Accumulation Value on the date of the first withdrawal in the current contract year, or (ii) 10% of the amount of the single premium payment. Per contracts issued in Section 1035 exchanges or in certain IRA transfers or rollovers, this privilege may also be exercised in the first contract year. The amount used to calculate this charge will not exceed the single premium payment and the charge will not exceed 6% of the amount being withdrawn, as outlined in the table above.

For Flexible Premium Payment Contracts, the contingent deferred sales charges will be the lesser of:

•	6% of the total payments made during the 84 months immediately preceding the date of withdrawal, or
•	6% of the total amount being withdrawn.

6	PROSPECTUS	EXPENSE TABLES

For Flexible Premium Payment Contracts after the first contract year, you may withdraw in each contract year, without a deferred sales charge, the greater of (i) 10% of the Accumulation Value on the date of the first withdrawal in the current contract year, or (ii) 10% of the total premiums paid under the contract in the 84 months immediately preceding the date of your withdrawal. For contracts issued in Section 1035 exchanges on certain IRA transfers or rollovers, this privilege may also be exercised in the first contract year. This charge will not exceed 6% of the total premiums paid in the 84 months preceding the date of your withdrawal.

There is a partial withdrawal charge that applies to partial withdrawals during the annuity period in excess of one per quarter. This charge is the lesser of $25 or 2% of the partial withdrawal amount. Partial withdrawals are only available if you choose one of the two payments to 100 annuity payout options or the period certain annuity payout option. Please see Financial information: Contract costs and expenses, for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the contract, not including the fees and expenses of the Funds associated with the Variable Investment Options. If you chose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses:
Administrative Expenses:
$35.00*
*	We refer to this as the annual contract fee which may be lower where required by state law.

Base Contract Expenses:

(as a percentage of daily net asset value)

Base Contract	1.15%

Optional Benefit Expenses:

OPTIONAL DEATH BENEFIT EXPENSES

(as a percentage of daily net asset value)

Seven Year Enhanced Death Benefit	0.30%
Contract Anniversary Enhanced Death Benefit	0.25%

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the contract. A complete list of Funds available under the contract, including their annual expenses, may be found in Appendix A at the back of this Prospectus.

ANNUAL PORTFOLIO COMPANY EXPENSES*

(expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

Minimum	Maximum
0.49%	1.48%

EXPENSE TABLES	PROSPECTUS	7

Expense Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include the Contract Owner transaction expenses, contract fees, separate account annual expenses and underlying mutual fund fees and expenses.

The Examples assume you invested $100,000 in the contract for the time period indicated. The Examples also assume that your investment has a 5% return each year and assume: a) 1.48% maximum and (b) 0.49% minimum fees and expenses of any of the underlying mutual funds. Although your actual costs may be higher or lower, based on those assumptions, your cost would be:

Chart 1. Chart 1 assumes you select the Flexible Premium Payment Contract with the 7 Year Enhanced Death Benefit Rider, which is the most expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

1 Year	3 Year	5 Year	10 Year
$8,613	$7,989	$6,316	$3,676
$7,630	$7,100	$5,321	$2,677

Chart 2. Chart 2 assumes you select the Flexible Premium Payment Contract with the 7 Year Enhanced Death Benefit Rider, which is the most expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

1 Year	3 Year	5 Year	10 Year
$3,112	$3,229	$3,351	$3,676
$2,072	$2,193	$2,321	$2,677

Chart3. Chart 3 assumes you select the Single Premium Payment Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

1 Year	3 Year	5 Year	10 Year
$8,315	$7,724	$6,048	$3,396
$2,313	$6,823	$4,992	$2,331

Chart4. Chart 4 assumes you select the Single Premium Payment Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

1 Year	3 Year	5 Year	10 Year
$2,797	$2,920	$3,048	$3,396
$1,757	$1,871	$1,992	$2,331

8	PROSPECTUS	EXPENSE TABLES

Principal Risks of Investing in the Contract

Unsuitable as Short-Term Savings Vehicle. The contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the contract for short-term needs, it may not be the right contract for you. A charge may be assessed on withdrawals and surrenders, and it could be substantial. Please discuss your insurance needs and financial objectives with your registered representative.

Investment Risk. You bear the risk of any decline in the Accumulated Value of your contract resulting from the performance of the Variable Investment Options you have chosen. The Accumulated Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Variable Investment Option. This risk could have a significant negative impact on certain benefits and guarantees under the contract. The investment risks are described in the prospectuses for the Variable Investment Option.

Investment Restrictions – Opportunity Risks. Generally, the living benefit riders impose restrictions and limitations on your choices of Variable Investment Options. These restrictions and requirements are intended to protect us and reduce the likelihood that we will have to pay guaranteed benefits under the riders out of our own assets. The restrictions and requirements could result in your missing out on some or all positive investment performance by certain of the portfolio companies – this means your opportunity for investment gains may be limited.

Insurance Company Insolvency. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise.

Tax Consequences. Withdrawals are generally taxable (to the extent of any earnings in the contract), and prior to age 59 1/2 a tax penalty may apply. In addition, even if the contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.

Business Continuity. Our variable product business is highly dependent upon our employees and the employees of our service providers and business partners being able to perform their job responsibilities, so our business is potentially susceptible to risks that impact employees and could adversely affect our ability to continue to conduct business. These risks include among other things, natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of employees to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those working arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions. Such catastrophic events may also negatively affect the computer and other systems we rely upon, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.

Cyber-Security. Our variable product business is highly dependent upon our computer systems and those of our business partners, so our business is potentially susceptible to risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, operational disruption, and unauthorized release of confidential customer information. A cyber-attack may adversely affect us and your contract value by, for example, interfering with our processing of contract transactions or our ability to calculate unit values, or causing the release and possible destruction of confidential customer or business information. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your contract to lose value. While we will continue to take steps to keep our systems safe, there can be no assurance that we or the underlying Funds or our service providers will avoid losses due to cyber-attacks or information security breaches.

EXPENSE TABLES	PROSPECTUS	9

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc. (GIAC) is a stock life insurance company incorporated in the state of Delaware in 1970. GIAC, which issues the contracts offered with this prospectus, is licensed to conduct an insurance business in all 50 states of the United States and the District of Columbia. The company had total admitted assets (Statutory basis) of over $14.2 billion as of December 31, 2020. Its financial statements appear in the Statement of Additional Information.

GIAC’s executive office is located at 10 Hudson Yards New York, New York 10001. The mailing address of the GIAC Individual Markets, Annuities, which administers these contracts, is P.O. Box 981592 El Paso, TX 79998-1592.

GIAC is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the state of New York in 1860. As of December 31, 2020, Guardian Life had total admitted assets (Statutory basis) in excess of $68.0 billion. Guardian Life does not issue the contracts offered under this prospectus and does not guarantee the benefits they provide.

10	PROSPECTUS	EXPENSE TABLES

BUYING A CONTRACT

There are two types of contracts. With a Flexible Premium Payment Contract, you make regular payments throughout the Accumulation Period. With a Single Premium Payment Contract, you make a single payment when you buy the contract. Both types of contracts allow you to direct where your Net Premium payments are invested.

THE PURCHASE PROCESS

If you would like to buy a contract, you must complete and sign the application form. You or your agent then must send it, along with your initial premium payment, by regular U.S. mail to the following address:

The Guardian Insurance & Annuity Company, Inc.

Individual Markets, Annuities

P.O. Box 981592

El Paso, TX 79998-1592

If you wish to send your application and payment by certified, registered or express mail, please address it to:

The Guardian Insurance & Annuity Company, Inc.

Individual Markets, Annuities

5951 Luckett Ct. Bldg A

El Paso, TX 79932

Our decision to accept or reject your application is based on administrative rules such as whether you have completed the form completely and accurately. We have the right to reject any application or initial premium payment for any reason.

If we accept your application as received, we will credit your Net Premium payment to your new contract within two business days. If your application is not complete within five business days of our receiving it, we will return it to you along with your payment.

If you are considering purchasing a contract with the proceeds of another annuity or life insurance contract, it may not be advantageous to replace the existing contract by purchasing this contract. A variable annuity is not a short-term investment.

PAYMENTS

We require a minimum initial premium payment of $5,000 for Single Premium Payment Contracts, and $500 for Flexible Premium Payment Contracts ($1,000 in New York State). Thereafter, the minimum additional flexible payment is $100. However, if you purchase a Flexible Premium Payment Contract through an employer payroll deduction plan, we will accept purchase payments below $100. The total amount paid in flexible premium payments in any contract year after the first may not exceed, without our written consent, the lesser of 10 times the total amount you paid in premium payments in the first contract year, or $100,000.

Pursuant to tax regulations, the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts.

Tax Free ‘Section 1035’ Exchanges

You can generally exchange one annuity contract for another in a tax-free exchange under section 1035 of the Internal Revenue Code. Before making an exchange you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge a tax, including a possible penalty tax, on your old contract and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts that the exchange is in your best interest and not just better for the person trying to sell you this contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

BUYING A CONTRACT	PROSPECTUS	11

THE ACCUMULATION PERIOD

HOW WE ALLOCATE YOUR PREMIUM PAYMENTS

After we receive your initial premium payment and issue a contract to you, we will normally credit subsequent Net Premium payments to your contract on the same day we receive them, provided we receive them prior to the close of our regular business day in Good Order.

If we receive your payment on a non-business day, or after our close, we will normally credit it on the next business day. If required in your state or municipality, premium taxes are deducted from your payment before we credit it to your contract. We call the amount remaining after this deduction the Net Premium payment.

If you cancel a premium payment or your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen. You may also be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen.

We use your Net Premium payments to purchase accumulation units in the Variable Investment Options you have chosen or in the fixed-rate option, according to your instructions in the application or as later changed. The prices of accumulation units are set daily because they change along with the share values of the underlying Funds also includes the daily portion of Separate Account applicable to your contract and any riders chosen. See the Separate Account Level Annual Expenses table under the Expense Tables section. The amount you pay for each unit will be the next price calculated after we receive and accept your payment.

You can change your investment option selections by notifying us in writing. We will apply your new instructions to subsequent Net Premium payments after we receive and accept them. Please remember that you cannot invest in more than twenty Variable Investment Options, or nineteen Variable Investment Options and the fixed-rate option at any given time.

AUTOMATED PURCHASE PAYMENTS

You may elect to participate in our automated payment program by authorizing your bank to deduct money from your checking account to make monthly purchase payments. We will debit your checking account on the 15th of each month or the next business day if the 15th is not a business day. You tell us the amount of the monthly purchase payment and specify the effective date on our authorization form. You may request to participate, change the amount of your purchase payments, change bank accounts or terminate the program at any time prior to the first of the month for your requested transaction to be processed for that month. For IRAs, the maximum monthly purchase payment is 1/12th of your allowable annual contribution.

12	PROSPECTUS	THE ACCUMULATION PERIOD

THE SEPARATE ACCOUNT

GIAC has established a Separate Account, known as Separate Account D, to receive and invest your premium payments in the Variable Investment Options. The Separate Account has 37 investment divisions, corresponding to the 37 Funds available to you. The performance of each division is based on the Fund in which it invests. Each investment division is divided into two subdivisions, one for tax qualified retirement plans and the other for non-tax qualified retirement plans.

The Separate Account was established by GIAC in August 1989. It is registered as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act) and meets the definition of a separate account under federal securities laws. State insurance law provides that the assets of the Separate Account equal to its reserves and other liabilities are not chargeable with GIAC’s obligations except those under annuity contracts issued through the Separate Account. Income, gains and losses of the Separate Account are kept separate from other income, gains or losses of GIAC and other separate accounts.

Each investment division is administered and accounted for as part of the general business of GIAC. Under Delaware law, the income and capital gains or capital losses of each investment division are credited to or charged against the assets held in that division according to the terms of each contract, without regard to other income, capital gains or capital losses of the other investment divisions or of GIAC. Contract obligations are GIAC’s responsibility. According to Delaware insurance law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business GIAC may conduct. Please see Financial Information: Federal tax matters.

We have the right to make changes to the Separate Account, to the investment divisions within it, and to the Fund shares they hold. We may make these changes for some or all contracts. These changes must be made in a manner that is consistent with laws and regulations. When necessary, we’ll use this right to serve your best interests and to carry out the purposes of the contract. Possible changes to the Separate Account and the investment divisions include:

•	deregistering the Separate Account under the 1940 Act

•	operating the Separate Account as a management investment company, or in another permissible form

•	combining two or more Separate Accounts or investment divisions

•	transferring assets to another Separate Account

•	modifying the contracts where necessary to preserve the favorable tax treatment that Owners of variable annuities currently receive under the Internal Revenue Code

•	eliminating the shares of any of the Funds and substituting shares of another appropriate Fund (which may have different fees and expenses or may be available/closed to certain purchasers)

•	adding to or suspending your ability to take allocations or transfers into any variable investment option.

THE ACCUMULATION PERIOD	PROSPECTUS	13

In addition, a Fund in which an investment division invests may terminate its agreement with us and discontinue offering its shares to that investment division.

VARIABLE INVESTMENT OPTIONS

You may choose to invest in a maximum of 20 of the 37 Variable Investment Options, or 19 Variable Investment Options and the fixed-rate option, at any time. Each Fund is an open-end management investment company, registered with the Securities and Exchange Commission under the 1940 Act.

Each underlying Fund is an open-end management investment company, registered with the Securities and Exchange Commission under the 1940 Act. The Funds have different investment objectives which influence their risk and return. Information regarding each Variable Investment Option, including its name, its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objective, its investment adviser and any sub-adviser, current expenses and performance is available in Appendix A: Funds Available Under the Contract. Each Fund has issued a prospectus that contains more detailed information about the Fund.

Some of these Funds are available under other separate accounts supporting variable annuity contracts and variable life insurance policies of GIAC and other companies. We do not anticipate any inherent conflicts with these arrangements. However, it is possible that conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts, or under variable contracts that are issued by different companies. While the Board of Directors of each Fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts of interest arising out of this arrangement, we may also take actions to protect the interests of our Contract Owners.

See the Fund prospectuses for more information about possible conflicts of interest.

Currently all investment advisors (or their affiliates) pay us compensation every year for administration or other expenses. This compensation ranges from 0.05% to 0.40% of the average daily net assets that are invested in the Variable Investment Options available through the Separate Account. We also receive 12b-1 fees from all Funds, except portfolios from the Victory Variable Insurance Funds. Currently, the amount of 12b-1 fees are 0.25%. These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these administration and 12b-1 fees. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the contracts, and that we incur, in our role as an intermediary, in promoting, marketing and administering the Funds. We may profit from these payments.

For information about the compensation we pay for sales of the contracts, see Your rights and responsibilities: Distribution of the contract.

14	PROSPECTUS	THE ACCUMULATION PERIOD

Selection of Funds

The Funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as Victory High Yield VIP Series, because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the Fund’s advisor or an affiliate distribute provide marketing support for the contracts. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or incoming transfers of accumulation value if we determine that the Fund no longer meets one or more of the selection criteria, and/or the Fund has not attracted significant allocations from Contract Owners.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including the Fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the Fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulatory actions or investigations relating to the Funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your contract resulting from the investment performance of the Funds you have chosen.

We do not recommend or endorse any particular Fund and we do not provide investment advice.

ADDITION, DELETION, OR SUBSTITUTION OF FUNDS

We do not guarantee that each Fund will always be available for investment through a contract. We reserve the right, subject to compliance with applicable law, to add new Funds or Fund classes, close existing Funds or Fund classes, or substitute Fund shares that are held by any investment division of the Separate Account for shares of a different Fund. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other Funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of contracts to which this contract belongs.

THE ACCUMULATION PERIOD	PROSPECTUS	15

FIXED-RATE OPTION

The fixed-rate option is not registered under the Securities Act of 1933 or as an investment company under the 1940 Act, and is therefore not subject to the provisions or restrictions of these Acts. However, the following disclosure about the fixed-rate option may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements not in prospectuses. The fixed-rate option may not be available for allocation in all states in which the contracts are available.

In the fixed-rate option, we guarantee that the Net Premium payments you invest will earn daily interest at a minimum annual rate of 3.5%. You can allocate all of your Net Premium payments to this option, or you may choose it as one of your twenty investment selections. The value of your Net Premiums invested in the fixed-rate option does not vary with the investment experience of any Fund. The money that you put into your fixed-rate option becomes part of GIAC’s general assets.

At certain times we may choose to pay interest at a rate higher than 3.5%, but we aren’t obliged to do so. Higher interest rates are determined at our discretion, and we can change them prospectively without notice. We don’t use a specific formula to determine interest rates; rather we consider such factors as general economic trends, current rates of return on our general account investments, regulatory and tax requirements, and competitive factors. The rate of interest we pay hasn’t been limited by our Board of Directors.

Here are some of the important conditions that apply when we pay interest on your investments in the fixed-rate option:

•	The initial interest rate that we credit to your premiums or transfers will be whatever rate is in effect on the date the amounts are allocated to the fixed-rate option.

•	This interest rate will continue until the next Contract Anniversary date.

•

At that time, all payments and transfers allocated to the fixed-rate option during the previous year, together with interest earned, will be credited with the rate of interest in effect on the renewal date, known as the renewal rate.

•	The renewal rate will be guaranteed until the next Contract Anniversary date.

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When you buy a contract, please note:

•	You can choose up to 20 investment options at any one time.

•	If you select the fixed-rate option, you are limited to an additional 19 variable options.

•	There are no initial sales charges on the premium payments that you allocate to the Variable Investment Options. However, there may be premium tax charges.

•	All of the dividends and capital gains distributions that are payable to Variable Investment Options are reinvested in shares of the applicable Fund at the current net asset value.

•	When the annuity period of the contract begins, we will apply your Accumulation Value to a payment option in order to make Annuity Payments to you.

•

You can arrange to transfer your investments among the options or change your future allocations by notifying us in writing at our Mailing Address, electronically or by telephone at our Customer Service Contact Center. Currently, no fee is charged for this, but we reserve the right to charge a fee, to limit the number of transactions or otherwise restrict transaction privileges. Please see the Transfers section for more information on fees and restrictions on transfers.

•	You can change Beneficiaries as long as the Annuitant is living.

If your state’s insurance department permits, your contract may have what’s known as a bailout rate. If the renewal rate set on any contract anniversary date is more than 3% below the interest rate for the previous year, or falls below the minimum bailout rate outlined in your contract, you can withdraw all or part of the money you have invested in the fixed-rate option for one year or more from the contract without incurring a deferred sales charge.

TRANSFERS

You generally can transfer money among Variable Investment Options or change your future allocations to options both before and after the date Annuity Payments begin. You can also transfer to and from the fixed-rate option, but only before the date Annuity Payments begin. Transfers are subject to certain conditions, which are described below.

If you are considering a transfer or change in your allocations, be sure to look into each option carefully and make sure your decisions will help you to achieve your long-term investment goals.

During the Accumulation Period and up to 30 days before the date Annuity Payments are scheduled to begin, you can transfer all or part of your Accumulation Value among the contract options. These transfers are subject to the following rules:

•

We permit transfers from the fixed-rate option to any variable investment option only once each contract year, during the 30 days beginning on the Contract Anniversary date. Amounts that have been on deposit in the fixed-rate option longest will be transferred out first. The maximum yearly transfer from the fixed-rate option is the greater of the following:

–	33 1/3% of the amount in the fixed-rate option on the applicable Contract Anniversary date or

–	$2,500.

Each transfer involving the Variable Investment Options will be based on the Accumulation Unit value that is next calculated after we have received proper transfer instructions from you.

We will implement a transfer or changes to your allocations upon receiving your written, telephone or electronic instructions in Good Order. If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, you will receive that day’s unit value. Your telephone transfer instructions will be considered received before 4:00 p.m. if the telephone call is completed no later than 4:00 p.m.

After the date Annuity Payments begin, if you have a variable annuity option you can transfer all or part of the value of your annuity among the Variable Investment Options only once each month. No fixed-rate option transfers are permitted.

THE ACCUMULATION PERIOD	PROSPECTUS	17

Personal security

When you call us, we will require identification of your contract as well as your personal security code. We may accept transfer or changes to future allocations instructions from anyone who can provide us with this information. Neither GIAC, Park Avenue Securities LLC (PAS), nor the Funds will be liable for any loss, damage, cost or expense resulting from a telephone or electronic request we reasonably believe to be genuine. As a result, you assume the risk of unauthorized or fraudulent telephone or electronic transfers. We may record telephone conversations regarding transfers without disclosure to the caller. See Telephone and Electronic Services.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying Fund shares if the trading takes advantage of any lag between a change in the value of an underlying Fund’s portfolio securities and the reflection of that change in the underlying Fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying Fund at a price that does not reflect the current market value of the portfolio securities of the underlying Fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying Funds, and may disrupt an underlying Fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the Fund.

GIAC endeavors to protect long-term contractowners by maintaining policies and procedures to discourage frequent transfers among investment options under the contracts, and has no arrangements in place to permit any contractowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this contract.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the Variable Investment Options based upon established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

18	PROSPECTUS	THE ACCUMULATION PERIOD

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	impose a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying Fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity. In the future, some underlying Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contractowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on contractowners engaging in frequent transfers. In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any contractowners’ transfer request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.

The underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying Funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying Funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying Fund may impose a redemption fee.

You should be aware that, upon request by a Fund or its agent, we are required to provide them with information about you and your trading activities in and out of the Fund(s). In addition, a Fund may require us to restrict or prohibit your purchases and exchanges of Fund shares if the Fund identifies you as having violated the frequent trading policies of that Fund.

THE ACCUMULATION PERIOD	PROSPECTUS	19

Contractowners should be aware that we may not have the contractual obligation or the operational capacity to monitor contractowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying Funds that would be affected by the transfers. For example, underlying Funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular Fund. Because of the number of underlying Funds that we offer under our variable annuity contracts, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the contract level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance and/or annuity contracts. The omnibus nature of these orders may limit the underlying Funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the Fund. In addition, if an underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from contractowners engaged in frequent transfer activity, the underlying Fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying Fund.

SURRENDERS AND PARTIAL WITHDRAWALS

During the Accumulation Period and while the Annuitant and all Contract Owners are living, you can redeem your contract in whole. This is known as surrendering the contract. If you redeem part of the contract, it’s called a partial withdrawal. During the annuity period, unless you selected annuity payout option V-4, F-4 or F-5, we will not accept requests for surrenders or partial withdrawals after the date Annuity Payments begin. See The annuity period.

Your request for surrenders and partial withdrawals must be received in Good Order. If you wish to surrender your contract, you must send us the contract or we will not process the request. If you have lost the contract, we will require an acceptable affidavit of loss.

20	PROSPECTUS	THE ACCUMULATION PERIOD

To process a partial withdrawal, we will redeem enough accumulation units to equal the dollar value of your request. When you surrender your contract, we redeem all the units. For both transactions we use the unit value next calculated after we receive a proper request from you. We will deduct any applicable contract charges and deferred sales charges from the proceeds of a surrender. In the case of a partial withdrawal, we will cash additional units to cover these charges. If you have less than $1,000 left in your contract after a partial withdrawal, we will cancel the contract and pay you the balance of the proceeds. This is called an involuntary surrender and it may be subject to any applicable contract charges, deferred sales charge and annuity taxes. Please see Financial information: Federal tax matters.

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding. If your contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, withdrawal or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

After the first contract year, you are allowed to make an annual withdrawal of the following amounts from the contract without paying a deferred sales charge:

For Single Premium Payment Contracts

•	10% of your contract’s Accumulation Value, or if greater,

•	10% of the amount of your single premium payment.

Special restrictions

There are special restrictions on withdrawals from contracts issued in connection with Section 403(b) qualified plans. Please see Financial information: Federal tax matters for details about how withdrawals can be made from these contracts.

Payments

For all transactions, we can delay payment if the contract is being contested. We can also delay payment until a premium payment check has cleared the payee’s bank. When permitted by law, we reserve the right to defer the payment of amounts withdrawn from the fixed-rate option for a period of no longer than six months from the date we receive the request for such withdrawal in Good Order at our Mailing Address. We may postpone the date of any calculation or payment from the Variable Investment Options if:

•	the New York Stock Exchange is closed other than for customary week-end and holiday closings or restricts trading,

•	the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a Variable Investment Option’s assets is not reasonably practicable, or

•	the SEC, by order, permits us to postpone in order to protect Contract Owners remaining in the Variable Investment Options.

Assigning contract interests

If the contract is part of a corporate retirement plan or an individual plan under sections 401(a), 403(b) or 408 of the Internal Revenue Code, the Contract Owner’s interest in the contract cannot be assigned, unless the Contract Owner is not the Annuitant or the Annuitant’s employer. Assigned contract interests may be treated as a taxable distribution to the Contract Owner. See Federal tax matters for more information.

Reports

At least twice each year, we send a report to each Contract Owner that contains financial information about the

THE ACCUMULATION PERIOD	PROSPECTUS	21

underlying Funds, according to applicable laws, rules and regulations. In addition, at least once each year, we send a statement to each Contract Owner that reports the number of accumulation units and their value under the contract. If several members of the same household each own a contract, we may send only one such report or prospectus to that address, unless you instruct us otherwise. You may receive additional copies by calling our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) or writing to our Mailing Address.

For Flexible Premium Payment Contracts

•	10% of your contract’s Accumulation Value, or if greater,

•	10% of the total premiums paid during the 84 months immediately preceding the date of your withdrawal.

These withdrawal privileges can be exercised in the first contract year of the following contracts:

•	Section 1035 exchanges

•	IRA transfers

•	rollovers from annuity contracts.

You may request a schedule of systematic partial withdrawals of a certain dollar amount. Under such a program, you may select to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis. Redemptions from the contract will be effective on the date elected. If the effective date falls on a non business day, the withdrawal will process on the following business day. Withdrawals under this program are not the same as Annuity Payments you would receive from a payout option. Your contract value will be reduced by the amount of any withdrawals, applicable contract charges, deferred sales charges and annuity taxes.

Such systematic withdrawals may be used to satisfy special tax rules related to substantially equal periodic payments or other needs you may have. We are not responsible for the accuracy of the calculations for distributed amounts or compliance with tax provisions. Please see Financial Information: Federal tax matters.

Unless you are making a withdrawal directly from the fixed-rate option in accordance with the bailout provisions, we will cash accumulation units in the following order:

•	all variable accumulation units attributable to the investment divisions; this will be done on a pro-rata basis unless you instruct us differently, then

•	all fixed accumulation units attributable to the fixed-rate option.

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We will send you your payment within seven days of receiving a request from you in Good Order. Please see Payments later in this section.

If you have a question about surrenders or withdrawals, please call us toll free at our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342).

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THE ANNUITY PERIOD

WHEN ANNUITY PAYMENTS BEGIN

You choose the Annuity Commencement Date when your contract is converted to a stream of Annuity Payments. The date you choose can’t be later than the Annuitant’s 85th birthday, unless we have agreed. Please note that this date may be determined by the retirement plan under which your annuity contract was issued. If your Annuity Commencement Date is on the 29th, 30th or 31st of the month, your Annuity Payments will be processed on the first business day of the following month.

HOW YOUR ANNUITY PAYMENTS ARE CALCULATED

Your Annuity Payments will be fixed, variable or a combination of both, depending on whether you have chosen a fixed-rate or a variable rate payment option. We use the following information to determine the annuity purchase rate when applying your Accumulation Value to an annuity payout option:

•	the table in your contract reflecting the gender and nearest age of the Annuitant

•	the annuity payout option you choose, and

•	the investment returns of the Variable Investment Options you choose, if you choose a variable payment option.

Certain guaranteed annuity purchase rates appear in a table in your contract. Currently, we are using annuity purchase rates that are more favorable to you than those in your contract. We may change these rates from time to time but the rate will never be less favorable than those guaranteed in your contract. The appropriate annuity purchase rate is then used to calculate the number of annuity units attributable to your selected investment options. You will be credited with these annuity units based on the amount applied to the payout option (your Accumulation Value less any applicable annuity taxes) on the processing date for your first annuity payment. The number of annuity units credited to you is fixed for the duration of the annuity period unless you reallocate among the investment options. Each of your variable Annuity Payments is determined by multiplying the number of annuity units for each investment option by the annuity unit value for the appropriate investment option on the payment processing date. Your annuity payment will be the sum of these amounts.

The number and amount of your Annuity Payments won’t be affected by the longevity of annuitants as a group. Nor will they be affected by an increase in our expenses over the amount we have charged in your contract.

We will make Annuity Payments once a month, except as follows:

•	Proceeds of less than $2,000 will be delivered in a single payment.

•	We may change the schedule of installment payments to avoid payments of less than $20.

The assumed investment return is a critical assumption for calculating variable Annuity Payments. The first variable payment will be based on the

24	PROSPECTUS	THE ANNUITY PERIOD

assumed investment return of 4%. Subsequent payments will fluctuate based on the performance of the Variable Investment Options you have chosen as compared to the assumed investment return. For each subsequent variable payment:

•	if the actual net annual return on investment equals 4% – the amount of your variable Annuity Payments will not change.

•	if the actual net annual return on investment is greater than 4% – the amount of your variable Annuity Payments will increase.

•	if the actual net annual return on investment is less than 4% – the amount of your variable Annuity Payments will decrease.

ANNUITY PAYOUT OPTIONS

The payout options currently offered are discussed below. You can choose to have Annuity Payments made under any one of the variable or fixed-rate annuity payout options that are available. You can make your choice at any time before your Annuity Payments begin. At any time, we may discontinue any of these options or make additional options available.

On the Annuity Commencement Date, you may elect to restrict certain rights any Beneficiary may have under the contract in the event that the contractowner and/or Annuitant dies while there are guaranteed Annuity Payments still outstanding. If you choose this election, the Beneficiary may not:

•	elect to be paid the present value of any remaining payments in a lump sum;

•	withdraw a portion of the present value of any remaining Annuity Payments;

•	name or change any contingent or concurrent Beneficiaries; or

•	change the annuity payout option in effect at the time of the death of the contractowner and/or Annuitant.

We must receive written notice in Good Order prior to the Annuity Commencement Date that you elect to apply the above restrictions. Once elected, only the contractowner on record as of the Annuity Commencement Date can revoke this election, and once it is revoked, it cannot be reinstated.

NEW REQUIRED MINIMUM DISTRIBUTION RULES FOR QUALIFIED CONTRACTS

As a result of the enactment of the Setting Every Community Up for Retirement Enhancement (SECURE) Act on December 20, 2019, your contract is subject to new required minimum distribution (RMD) rules for certain beneficiaries. If your beneficiary is not an eligible designated beneficiary at the time of your death, your beneficiary is required to take distributions by the end of the calendar year of the 10th anniversary of your death. If you name a beneficiary who at the time of your death is not an eligible designated beneficiary, there may be adverse tax consequences

THE ANNUITY PERIOD	PROSPECTUS	25

depending on the annuity payout option elected. You should consult your tax or legal advisor if you have any further questions or concerns about how the SECURE Act impacts your personal situation.

VARIABLE ANNUITY PAYOUT OPTIONS

All variable annuity payout options are designated with the letter “V.” After the first payment, the amount of variable Annuity Payments will increase or decrease to reflect the value of your variable annuity units. The value of the units will reflect the performance of the Variable Investment Options chosen. This is why the amount of each payment will vary.

There are a variety of payout options for you to choose from that we’ve described below. If you do not make a choice, we will automatically select Option V-2. You may change options if you wish, provided you do so before we begin processing your first annuity payment.

OPTION V-1 – Life Annuity without Guaranteed Period

We make a payment once a month during the Annuitant’s lifetime, ending with the payment preceding the Annuitant’s death. This option allows for the maximum variable monthly payment because there is neither a guaranteed minimum number of payments nor a provision for a death benefit for Beneficiaries. It is possible that we may only make one payment under this option, if the Annuitant dies before the date of the second payment.

OPTION V-2 – Life Annuity with 10-Year Guaranteed Period

We make a payment once a month during the Annuitant’s lifetime, but if the Annuitant dies before 10 years’ worth of payments (120) are made, the remaining payments will be made to the Beneficiary. The Beneficiary can then choose to take all or part of the remaining payments in a lump sum at their current dollar value. If the Beneficiary dies while receiving the payments, the balance will be paid in one sum at its current dollar value to the beneficiary’s estate.

OPTION V-3 – Joint and Survivor Annuity

We make a payment once a month during the joint lifetimes of the Annuitant and a designated second person, the joint Annuitant. If one dies, payments will continue during the survivor’s lifetime, but the amount of the payment will be based on two-thirds of the number of annuity units when both parties were alive. It is possible that only one annuity payment will be made if both the Annuitant and joint Annuitant die before the date of the second payment.

OPTION V-4 – Variable Annuity Payments to Age 100

We make a payment once a month for a whole number of years. The number of years will equal 100 minus the Annuitant’s nearest age when Annuity Payments begin. If the Annuitant dies during the payment period, we will pay the balance of the payments to the Beneficiary for the remainder of that period, unless the Beneficiary elects to be paid the present value of the

26	PROSPECTUS	THE ANNUITY PERIOD

remaining Annuity Payments in a lump sum. If the Beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option V-1, the Life Annuity without Guaranteed Period.

Under Option V-4, the payee has the right to withdraw all or a portion of the present value of the remaining payments. If you request a partial withdrawal, we will liquidate annuity units in the amount necessary to meet the amount of your request. As a result, you will have fewer remaining annuity units which will lower the amount of money you receive in future income payments and the value of your remaining future payments will decrease.

The following conditions apply to partial withdrawals:

•	The payee may not withdraw less than $500,

•	One partial withdrawal is permitted each quarter without charge and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•	After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20.

If your partial withdrawal request does not meet the third condition, we will contact you within five business days for instructions. If we cannot reach you, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

Surrender or partial withdrawal during the annuity period will not trigger a new deferred sales charge; however, if we waived the deferred sales charge when the contract proceeds were applied to the payout option, the present value will be reduced by a portion of the charge that was waived. The reduction in the present value will be the amount obtained by multiplying (a) by the result of (b) divided by (c) where:

(a)	is the deferred sales charge that was waived;

(b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would be zero; and

(c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would be zero.

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

Please note that Option V-4 may have special tax consequences, including the following:

•	Option V-4 may not satisfy minimum required distribution requirements for qualified contracts, and

THE ANNUITY PERIOD	PROSPECTUS	27

•	Option V-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

•

The IRS has concluded that a partial withdrawal on or after the Annuity Commencement Date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the Owner’s investment in the contract at that time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the Annuity Commencement Date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option V-4. Other rules may apply to partial withdrawals from qualified contracts that elect Option V-4.

Contact your tax advisor for more information.

FIXED-RATE ANNUITY PAYOUT OPTIONS

All Fixed Annuity Payout Options are designated by the letter “F.”

OPTION F-1 – Life Annuity without Guaranteed Period

We make a fixed payment once a month during the Annuitant’s lifetime, ending with the payment preceding the Annuitant’s death. This option offers the maximum fixed payment because there is neither a guaranteed minimum number of fixed monthly payments nor a provision for a death benefit for Beneficiaries. It is possible that we may only make one payment under this option, if the Annuitant dies before the date of the second payment.

OPTION F-2 – Life Annuity with 10-Year Guaranteed Period

We make a fixed payment once a month during the Annuitant’s lifetime, but if the Annuitant dies before 10 years’ worth of payments (120) are made, the remaining payments will be made to the Beneficiary. The Beneficiary can then choose to take all or part of the remaining payments in a lump sum at their current dollar value. If the Beneficiary dies while receiving the payments, the balance will be paid in one sum at its current dollar value to the beneficiary’s estate.

OPTION F-3 – Joint and Survivor Annuity

We make a fixed payment once a month during the joint lifetimes of the Annuitant and a designated second person, the joint Annuitant. If one dies, payments will continue during the survivor’s lifetime, but the amount of the payment will be based on two-thirds of the number of annuity units when both parties were alive. It is possible that only one annuity payment will be made if both the Annuitant and joint Annuitant die before the date of the second payment.

28	PROSPECTUS	THE ANNUITY PERIOD

OPTION F-4 – Fixed Annuity Payments to Age 100

We make payments for a whole number of years. The number of years will equal 100 minus the Annuitant’s nearest age when Annuity Payments begin. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%.

If the Annuitant dies before age 100, we will pay the balance of the payments to the Beneficiary for the remainder of that period, unless the Beneficiary elects to be paid the present value of the remaining Annuity Payments in a lump sum. If the Beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option F-1, the Life Annuity without Guaranteed Period.

Please note that Option F-4 may have special tax consequences, including the following:

•	Option F-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

OPTION F-5 – Payments for a Period Certain

We make monthly payments for a whole number of years for 15 to 30 years, depending on the whole number of years you select. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%.

If the Annuitant dies during the payment period, we will pay the balance of the payments to the Beneficiary for the remainder of that period, unless the Beneficiary elects to be paid the present value of the remaining Annuity Payments in a lump sum. If the Beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-5 may have special tax consequences, including the following:

•	Option F-5 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-5 may not satisfy the periodic payment exception to 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

THE ANNUITY PERIOD	PROSPECTUS	29

Withdrawals under Options F-4 and F-5

Under Option F-4 or F-5, the payee has the right to withdraw all or a portion of the present value of the remaining payments. This will result in a reduction in future payments. The following conditions apply to partial withdrawals.

•	The payee may not withdraw less than $500.

•

One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•

After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will promptly attempt to contact you for additional instructions. If we don’t receive revised instructions that comply with the third condition within five business days of the original request, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

The IRS has concluded that a partial withdrawal on or after the Annuity Commencement Date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the Owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the Annuity Commencement Date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Option F-4 or F-5.

If you make a surrender or partial withdrawal during the annuity period under Option F-4 or F-5, and, if we waived the deferred sales charge when the contract proceeds were applied to the Option F-4 or F-5, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:

a)	is the deferred sales charge that was applicable at the time the contract proceeds were applied to this payout option:

b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

30	PROSPECTUS	THE ANNUITY PERIOD

c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

d)	is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

The reduction in the amount withdrawn, as shown by a formula, is as follows:

(a) ×	(	b	)	× (d)
c

The interest rate we use to compute the present value of any remaining unpaid payments will be the guaranteed interest rate of 3%.

OPTION F-6 – 10-Year Guaranteed Period

We make fixed monthly payments to you for a period of ten years. If the annuitant dies during the ten year payment period, the remaining payments will be made to the beneficiary or the beneficiary can choose to take the remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-6 may have special tax consequences, including the following:

•	Option F-6 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-6 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

THE ANNUITY PERIOD	PROSPECTUS	31

OTHER CONTRACT FEATURES

Benefits Under the Contract

The following table summarizes information about the benefits available under the contract:

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions / Limitations
Dollar Cost Averaging from the Fidelity VIP Government Money Market Portfolio	Allows you to systematically transfer a set amount each month from Fidelity VIP Government Money Market Portfolio to other available Variable Investment Options over a 12, 24 or 36-month period	Standard	No Charge	• Must have an Accumulation Value of at least $10,000 • Transfers must be at least $100 • Available for initial premium and any subsequent premiums received at any time.
Dollar Cost Averaging from the Fixed-Rate Option	Allows you to systematically transfer amounts from the fixed-rate option to any available Variable Investment Options you select, subject to restrictions that apply to the fixed-rate option.	Standard	No Charge	• Must have an Accumulation Value of at least $10,000 • Transfers must be at least $100 • Available for initial premium and any subsequent premiums received at any time.
Automated Alert Program	Allows you to request an e-mail from us notifying you that: (1) your Accumulation Value in a selected Variable Investment Option either changes by a specified percentage or reaches a specified dollar amount, or (2) your contract Accumulation Value reaches a certain amount or changes by a certain percentage.	Standard	No Charge	• For information only • No transaction occurs automatically as a result of requesting or receiving an alert
Systematic Withdrawals	Allows you to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis	Standard	No Charge	• Reduces your contract value by the amount of any withdrawals, (contract charges, surrender charges, and annuity taxes may be applicable)

32	PROSPECTUS	OTHER CONTRACT FEATURES

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions / Limitations
Death Benefit	If Annuitant is age 75 or younger at contract issue, pays a death benefit equal to the greater of (1) Accumulation Value, less annuity taxes; or (2) total amount of premiums paid, less any adjustments for withdrawals, surrender charges, and annuity taxes. If Annuitant is age 76 or older at contact issue, the death benefit equals the Accumulation Value at the time of death.	Standard	No Charge	• Withdrawals will proportionately reduce the benefit, and such reductions could be significant
Contract Anniversary Enhanced Death Benefit Rider	Pays an enhanced death benefit equal to the highest Accumulation Value on any Contract Anniversary Date before the Annuitant’s 85th birthday plus any premiums paid less any partial withdrawals and contingent deferred sales charges	Optional	0.25% of net assets of Variable Investment Options	• Can only be elected at contract issue • Annuitants must be under age 75 • Withdrawals will proportionately reduce the benefit, and such reductions could be significant
Seven Year Enhanced Death Benefit Rider	Provides an enhanced death benefit equal to the Accumulation Value at the end of the reset date immediately preceding the Annuitant’s death plus any premiums paid less any partial withdrawals and contingent deferred sales charges after that reset date	Optional	0.30% of net assets of Variable Investment Options

• Can only be elected at contract issue

• Annuitants must be under age 75

• First reset date is on the seventh Contract Anniversary Date and each seventh Contract Anniversary Date thereafter

• Withdrawals will proportionately reduce the benefit, and such reductions could be significant

OTHER CONTRACT FEATURES	PROSPECTUS	33

MANAGING YOUR ANNUITY

Dollar Cost Averaging

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity, such as dollar cost averaging.

There is no fee for dollar cost averaging, but we have the right to introduce one. We also have the right to modify or discontinue this program. We’ll give you written notice if we do so. Transfers under this program do not count against any free transfer permitted under the contract. You may terminate the program at any time. However, money in the fixed-rate option will be subject to transfer restrictions which apply to the fixed-rate options. See Transfers for limitations on such transfers.

You can transfer specific amounts of money from one investment option to another on a monthly basis, as opposed to investing the total amount at one time. This approach may help lower your average dollar cost of investing over time. However, there is no guarantee that dollar cost averaging will result in profits or prevent losses.

If you wish to take advantage of this program, you must designate a dollar amount to be transferred automatically out of the Fidelity VIP Government Money Market Portfolio investment division. The money can go into one or more of the other Variable Investment Options or the fixed-rate option. The rule still applies that you can invest in a maximum of only twenty options at one time (this includes the required Fidelity VIP Government Money Market Portfolio option).

You can begin dollar cost averaging when you buy your contract or at any time afterwards, until Annuity Payments begin, by completing the dollar cost averaging election form and returning it to us. We must receive it in Good Order at least three business days before the monthly anniversary date of when you wish the transfers to begin.

You may select dollar cost averaging from the Fidelity VIP Government Money Market Portfolio investment division for periods of 12, 24 or 36 months. Your total Accumulation Value at the time must be at least $10,000 for transfers over a 12 month period, and $20,000 for transfers over a 24 to 36 month period. Transfers will be made in the amounts you designate and must be at least $100 per receiving investment option.

Automated Alert Program

Our Automated Alert program offers you the ability to request an e-mail from us notifying you that: 1) a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount, or; 2) your contract Accumulation Value reaches a certain amount or changes by a certain percentage. The Automated Alert is for your information only. No transaction will occur automatically as a result of either requesting an Automated Alert or receiving an e-mail from us informing you that your specified criteria has been met.

34	PROSPECTUS	OTHER CONTRACT FEATURES

When an Automated Alert meets the criteria you specified, we will send you an e-mail notification to the e-mail address(es) that you provided to us at the time you requested the Automated Alert. It is your responsibility to ensure that the e-mail addresses that you provided to us are correct and are able to accept delivery of this e-mail notification. Nevertheless, we cannot guarantee that you will receive your Automated Alert e-mail. In the event you do not receive this e-mail, GIAC will not be responsible for any consequences arising out of any Automated Alert e-mails you do not receive.

GIAC reserves the right to discontinue or restrict the use of Automated Alert privileges at any time, at its discretion. However, we reserve the right to limit the frequency of Automated Alerts. You will be notified if GIAC discontinued or restricted Automated Alert privileges. At any time you may terminate your Automated Alert privileges or opt out of the Automated Alert Program. Other rights reserved by GIAC with respect to transfers are described in this prospectus, including the right to refuse transfers under certain conditions. See The Accumulation Period: Transfers.

DEATH BENEFITS

If the Annuitant you have named dies before the date Annuity Payments begin, we pay a death benefit. In addition, you have the option of buying an enhanced death benefit rider which may provide a higher death benefit.

The regular death benefit is the greatest of:

•	the Accumulation Value of the contract at the end of the Valuation Period during which we receive proof of death minus any applicable annuity taxes;

•	the total of all premiums paid, minus any partial withdrawals, any deferred sales charges previously paid on any withdrawals and annuity taxes; or

•

the Accumulation Value of your contract as of the first Contract Anniversary date following the date the Department of Insurance in your state approves this contract feature, plus any premiums paid on or after this anniversary, less any withdrawals and contingent deferred sales charges made after this anniversary and annuity taxes.

For annuitants aged 75 or older on the contract’s issue date, the death benefit will be the Accumulation Value at the end of the Valuation Period during which we receive proof of death.

Generally, your Beneficiaries will be taxed on the gain in your annuity contract. For qualified contracts, your beneficiary designation may be impacted by the 10-year distribution rule under the SECURE Act. Consult your tax adviser about the estate tax and income tax consequences of your particular situation.

We normally pay the death benefit within seven days of receiving in Good Order proof of death. However, we have the right to defer the payment of other contract benefits under certain circumstances. These are described under Surrenders and partial withdrawals.

OTHER CONTRACT FEATURES	PROSPECTUS	35

If the Annuitant is not the Contract Owner and dies on or before the date that Annuity Payments begin, we will pay the death benefits to the Beneficiary. If the Beneficiary has also died, we will pay the benefits to the Contingent Beneficiary. If a Contingent Beneficiary has not been named, then we will pay the benefits to you, the Contract Owner. However, if you are no longer living, we will pay the benefits to your estate.

If you are both the Annuitant and the owner of the contract, and you die before the date Annuity Payments begin, we will pay the death benefit to your Beneficiary, as described above. However, we must distribute your interest according to the Special requirements outlined below. In this situation, your Beneficiary will become the new Contract Owner.

We will pay the death benefit in a lump sum unless:

•	You have chosen a different annuity payout option for the death benefit. We must receive notification of your choice at least three business days before we pay out the proceeds.

•

You, the Contract Owner, have not chosen a payout option and the Beneficiary has. Again, we must receive the beneficiary’s request at least three business days before we pay out the proceeds, and within a year of the Annuitant’s death.

If the death benefit proceeds will not be paid in one lump sum and the death benefit proceeds exceed the Accumulation Value of the contract as of the end of the Valuation Period during which we received proof of death in Good Order, GIAC will credit to the contract an amount equal to the difference between the death benefit proceeds and the Accumulation Value of the contract. Such amount will be credited to the Fidelity VIP Government Money Market Portfolio investment option.

36	PROSPECTUS	OTHER CONTRACT FEATURES

Primary Annuitant

Please note that the primary Annuitant is determined in accordance with Section 72(s) of the Internal Revenue Code, which states that he or she is the person the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the contract.

If you are a Contract Owner but not the Annuitant, and you die before the date Annuity Payments begin, then any joint Contract Owner will become the new Contract Owner. You may only name your spouse as a joint Contract Owner. If you have not named your spouse as joint Contract Owner, then your Beneficiary will become the new Contract Owner. In the event of any Contract Owner’s death, we must distribute all of the Owner’s interest in the contract according to the Special requirements outlined below.

Death of an Owner or Annuitant on or after the Annuity Commencement Date

•	Non-qualified Contracts

If any Owner dies on or after the Annuity Commencement Date, and before the entire interest in the contract has been distributed, then any remaining portion of such interest will be distributed to the Beneficiary at least as rapidly as under the method of distribution being used as of the date of death.

•	Qualified Contracts

If you die on or after the Annuity Commencement Date, and before the entire interest in the contract has been distributed, then any remaining portion of such interest will be distributed to the Beneficiary pursuant to the new RMD rules under the SECURE Act. A Beneficiary that is an eligible designated beneficiary may continue annuity payments under the method of distribution being used as of the date of death, provided that annuity payments do not extend beyond the Beneficiary’s life expectancy. A Beneficiary that is not an eligible designated beneficiary must distribute any remaining interest in the contract by the end of the calendar year of the 10th anniversary of your death.

Special requirements

If the Contract Owner dies, the following rules apply.

•	Non-Qualiifed Contracts

If the Beneficiary is not your spouse, and you die before the date Annuity Payments begin, then we must distribute all of your interest in the contract within five years of your death.

These distribution requirements will be satisfied if any portion of the deceased Contract Owner’s interest:

•	is payable to, or for the benefit of, any new Contract Owner, and

•	will be distributed over the new Contract Owner’s life, or over a period not extending beyond the life expectancy of any new Contract Owner.

OTHER CONTRACT FEATURES	PROSPECTUS	37

Under the above conditions, distributions must begin within one year of your death.

If the Beneficiary (or sole surviving joint Contract Owner) is your spouse, he or she can continue the contract, assuming the role of Contract Owner.

If the owner of the contract is not an individual, then the primary Annuitant will be treated as the Contract Owner. In this situation, any change in the Annuitant will be treated as the death of the Contract Owner.

•	Qualified Contracts

As a result of the enactment of the Setting Every Community Up for Retirement Enhancement (SECURE) Act on December 20, 2019, your contract is subject to new required minimum distribution (RMD) rules for certain beneficiaries. If your beneficiary is not an eligible designated beneficiary at the time of your death, your beneficiary is required to take distributions by the end of the calendar year of the 10th anniversary of your death. An eligible designated beneficiary is an individual who at the time of your death is 1) your surviving spouse, 2) your minor child, 3) disabled, 4) chronically ill, or 5) any other individual who is not more than 10 years younger than you. Your minor child will no longer be considered an eligible designated beneficiary as of the date they reach majority. After your death and upon reaching the age of majority, such a beneficiary will have 10 years from that date to receive any remaining interest in the contract. The RMD rules will be satisfied if any portion of the deceased Contract Owner’s interest:(1)

•	is payable to, or for the benefit of, any new Contract Owner that is an eligible designated beneficiary, and

•	will be distributed over the such Contract Owner’s life, or over a period not extending beyond the life expectancy of any new Contract Owner.

Under the above conditions, distributions must begin within one year of your death.

If the Beneficiary (or sole surviving joint Contract Owner) is your spouse, he or she can continue the contract, assuming role of Contract Owner.

If a Beneficiary is not a natural person, the Beneficiary must elect that the entire death benefit be distributed within five years of the date of death.

SPOUSAL CONTINUATION

Your contract may be continued under spousal continuation if:

•	you die and your spouse is the only named Beneficiary on the date of your death; or

•	your contract has two joint Owners, and

•	one but not both joint Owners dies before Annuity Payments begin;

•	the two joint Owners were married to each other on the date of the deceased Owner’s death; and

•	both joint Owners were the only named concurrent Beneficiaries on the date of the deceased Owner’s death.

38	PROSPECTUS	OTHER CONTRACT FEATURES

If the sole Beneficiary is legally recognized as the decedent’s spouse for federal tax purposes, he or she may elect to continue the annuity contract. If the Beneficiary elects this option, the Beneficiary may become the Owner and Annuitant of the contract and must designate a new Beneficiary. This will give the Beneficiary access to all of the rights and privileges of the contract. Prior to selecting this option, the Beneficiary may want to review the annuity contract to determine if the option best suits his or her needs.

The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and marriages recognized under state law will be recognized for federal law purposes.

Partners in a registered domestic partnership, civil union or similar formal relationship under state law that is not denominated as marriage under the laws of that state may not continue the contract, such partners will not be considered married for federal tax purposes. Therefore, the favorable tax treatment provided under federal law to surviving spouses is not available to such partners and spousal continuation in such cases may impact the contract’s qualification as a tax deferred vehicle. Please consult with a tax advisor with questions regarding your tax situation.

We must receive notice of due proof of death (of the owner) in Good Order at our Mailing Address. If the surviving spouse qualifies for spousal continuation and does not elect a method of death benefit payment by such 90th day after we receive due proof of death, spousal continuation will automatically be deemed to have been elected on that day. The surviving spouse may also provide notice of election of spousal continuation by the 90th day in Good Order at our Mailing Address. Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs.

Upon spousal continuation, if the death benefit proceeds that would have been paid upon the Owner’s death exceed the Accumulation Value on the date used to calculate the death benefit, then we will credit the Fidelity VIP Government Money Market Portfolio variable investment option with an amount equal to the difference between the death benefit proceeds and the Accumulation Value. If applicable, the surviving spouse will replace the deceased owner as Annuitant or Contingent Annuitant. The death benefit payable under the continued contract is the Accumulation Value at the end of the Valuation Period during which we receive proof of death of the surviving spouse, minus any annuity taxes.

All premium payments made prior to spousal continuation will not be subject to a deferred sales charge. All provisions of the contract with respect to deferred sales charges will apply to the partial withdrawal or surrender of any premium payments made after spousal continuation.

ENHANCED DEATH BENEFITS

Enhanced death benefit riders are available at certain times through special programs for contracts that have annuitants who are under age 75 at the time the rider is issued. If a death benefit is payable and one of these options

OTHER CONTRACT FEATURES	PROSPECTUS	39

is in force, the Beneficiary will receive either the death benefit described above or the enhanced death benefit, whichever is greater.

Two riders are offered:

•	the 7 Year Enhanced Death Benefit Rider which has a daily charge based on an annual rate of 0.30% of the net assets of your Variable Investment Options.

•	the Contract Anniversary Enhanced Death Benefit Rider, which has a daily charge based on an annual rate of 0.25% of the net assets of your Variable Investment Options.

These riders may not be available in your state or the terms and conditions may vary from state to state. You should contact your registered representative or call our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) for information about the availability of any of the riders under your contract.

7 Year Enhanced Death Benefit Rider

The enhanced death benefit under this rider is calculated as follows:

•	The Accumulation Value of the contract at the end of the reset date immediately preceding the Annuitant’s death:

–	plus any premiums paid after the reset date
–	minus any partial withdrawals after the reset date
–	minus any deferred sales charges applicable to withdrawals after the reset date and annuity taxes.

The first reset date is the issue date of the rider. After this, each reset date will be each seventh rider anniversary date after that (i.e., the 7th, 14th, 21st and 28th rider anniversaries, and so on).

Contract Anniversary Enhanced Death Benefit Rider

The enhanced death benefit under this rider is calculated as follows:

•	the highest Accumulation Value of the contract on any Contract Anniversary before the Annuitant’s 85th birthday:

–	plus any premiums paid after that rider anniversary
–	minus any partial withdrawals after that rider anniversary
–	minus any deferred sales charges and annuity taxes applicable to such withdrawals.

We will terminate either enhanced death benefit rider on the earliest of the following dates:

•	the date the enhanced death benefit is paid out

•	the date the contract terminates

•	the date of the Annuitant’s 85th birthday

•	the date Annuity Payments begin

•	the date we receive a written termination request from you.

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Once the rider is terminated, it cannot be reinstated. The death benefit reverts to the basic death benefit, and no further charges will be deducted for this benefit. Please see Death benefits. We reserve the right to offer or discontinue offering either enhanced death benefit rider at any time, without prior notice.

OTHER CONTRACT FEATURES	PROSPECTUS	41

FINANCIAL INFORMATION

HOW WE CALCULATE UNIT VALUES

When you choose a variable investment option, you accumulate variable accumulation units. With the fixed-rate option, you accumulate fixed accumulation units. To calculate the number of accumulation units you buy with each payment, we divide the amount you invest in each option by the value of units in the option. We use the unit value next calculated after we have received and accepted your payment. We calculate unit values at the close of business of the New York Stock Exchange, usually at 4:00 p.m. Eastern time, each day the Exchange is open for trading.

To determine the value of your account, we multiply the number of accumulation units in each option by the current unit value for the option.

We determine the value of a fixed Accumulation Unit by adding together its value at the end of the preceding Valuation Period and any interest credited to the unit since the end of that period.

We determine the value of a variable Accumulation Unit by multiplying its value at the end of the preceding Valuation Period by the net investment factor for the current Valuation Period.

The net investment factor is a measure of the investment experience of each variable investment option. We determine the net investment factor for a given Valuation Period as follows:

•	At the end of the Valuation Period we add together the net asset value of a Fund share and its portion of dividends and distributions made by the Fund during the period.

•	We divide this total by the net asset value of the particular Fund share calculated at the end of the preceding Valuation Period.

•

Finally we add up the daily charges (mortality and expense risks, administrative expenses, any annuity taxes, and the enhanced death benefit rider where applicable) and subtract them from the above total.

CONTRACT COSTS AND EXPENSES

The amount of a charge may not strictly correspond to the costs of providing the services or benefits indicated by the name of the charge or related to a particular contract, and we may profit from charges. For example, the contingent deferred sales charge may not fully cover all of the sales and distribution expenses actually incurred by GIAC, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover these expenses.

No sales charges are deducted from your premium payments when you make them. However, the following charges do apply:

Expenses of the Funds

The Funds you choose through your Variable Investment Options have their own management fees, 12b-1 fees, redemption fees and general operating expenses. The deduction of these fees and expenses is reflected in the

42	PROSPECTUS	FINANCIAL INFORMATION

per-share value of the Funds. They are fully described in the Funds’ prospectuses.

Mortality and expense risk charge

You will pay a daily charge based on an annual rate of 1.15% of the net assets of your Variable Investment Options to cover our mortality and expense risks. (Approximately 0.70% covers mortality risks, while the remaining 0.45% covers expense risks.) Mortality risks arise from our promise to pay death benefits and make Annuity Payments to each Annuitant for life. Expense risks arise from the possibility that the amounts we deduct to cover sales and administrative expenses may not be sufficient. We expect a profit from this charge and we can use any such profit for any legitimate corporate purpose including paying distribution expenses for the contracts.

Administrative expenses

We deduct a yearly fee of $35 on each anniversary date of your contract during the Accumulation Period. To pay this charge, we will cancel the number of accumulation units that is equal in value to the fee. We cancel accumulation units in the same proportion as the percentage of the contract’s Accumulation Value attributable to each variable investment option and the fixed-rate option. If you surrender your contract before the Contract Anniversary date, we will still deduct the contract fee for that year.

In addition, the following charges may apply:

Contingent deferred sales charge

For single premium payment contracts, if you make a partial withdrawal from your account or surrender your contract, you will pay a contingent deferred sales charge (surrender charge) on any premium payment amount withdrawn during the first seven contract years measured from the date of issue. This charge compensates us for expenses related to the sale of contracts. These include commissions to registered representatives, as well as promotional expenses.

When we calculate the contingent deferred sales charge (surrender charge), all amounts taken out are assumed to come from the oldest premium. We do this to minimize the amount you owe. The amount of the charge and the time period used to calculate it depend on the type of contract you have. The contingent deferred sales charge (surrender charge) associated with single premium payment contracts are listed in the table to the right.

The contingent deferred sales charge (surrender charge) associated with flexible premium payment contracts is calculated as the lesser of:

•	6% of the premium payments you have made within seven contract years (84 months) before the date of your request for the withdrawal or surrender; or

•	6% of the amount withdrawn or surrendered.

•	We don’t impose contingent deferred sales charges on contracts bought by Contract Owners of qualified contracts who are required by the terms

Contingent deferred sales charge (surrender charge)

Number of contract years completed from date of the premium payment	Contingent deferred sales charge percentage

0	6%

1	6%

2	5%

3	4%

4	3%

5	2%

6	1%

7+	0%

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of their qualified retirement plan document to withdraw part of the Accumulation Value of their contract and provide it to the plan administrator for calculation and funding, if applicable, of post-retirement health care benefits. That portion of their contract Accumulation Value that is withdrawn to Fund post-retirement health care benefits, as determined by the plan administrator, will not be subject to a contingent deferred sales charge.

Enhanced death benefit expenses

If you choose one of the enhanced death benefit riders and it is in effect, you will pay a daily charge based on an annual rate of up to 0.30% of the net assets of your Variable Investment Options depending on the option chosen.

Annuity taxes

Some states and municipalities may charge annuity taxes when premium payments are made or when you begin to receive Annuity Payments. These taxes currently range from 0.50% up to 3.5% of your premium payments. We may deduct the annuity tax either from your premium payment when made, or from the Annuity Payments on the date Annuity Payments begin.

In jurisdictions where the annuity tax is incurred when a premium payment is made, we deduct the amount from your premium payment at the time it is made. We reserve the right to pay the annuity tax on your behalf and then deduct the same amount from the value of your contract when you surrender it, or on your death, or it is applied under a payout option, whichever is first. We will do this only if permitted by applicable law.

Partial withdrawal charge

During the annuity period, if you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

Transfer charge

Currently, we do not charge for transfers. However, we reserve the right to charge up to $25 for each transfer. We will deduct this charge on a proportional basis from the options from which amounts are transferred.

FEDERAL TAX MATTERS

The following summary provides a general description of the Federal income tax considerations associated with the contracts. It is not intended to be complete or to cover all tax situations or address state taxation issues. This summary is not intended as tax advice. You should consult a tax adviser for more complete information about your circumstances, any recent tax developments, and the impact of state tax laws. This summary is based on our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (IRS).

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We believe that our contracts will qualify as annuity contracts for Federal income tax purposes, and the following summary assumes so. Further details are available in the Statement of Additional Information, under the heading Tax Status of the Contracts.

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

We believe that if you are a natural person you won’t be taxed on increases in the Accumulation Value of a contract until a distribution occurs or until Annuity Payments begin. For these purposes, the agreement to assign or pledge any portion of a contact’s Accumulation Value and, in the case of a qualified contract (described below) any portion of an interest in the qualified plan generally will be treated as a distribution.

When Annuity Payments begin, you generally will be taxed only on the investment gains you have earned and not on the payments you made to purchase the contract. Generally, withdrawals from your annuity should only be made once you reach age 59 1/2, die or are disabled; otherwise a 10% tax penalty may be applied against any amounts included in income. Additional exceptions may apply to distributions from a qualified contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

If you invest in a variable annuity as part of a pension plan, individual retirement plan, or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

Diversification Requirements. The Internal Revenue Code of 1986, as amended (“Code”) requires that the investments of each investment division of the separate account underlying the contracts be “adequately diversified” in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the Fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, Owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the Owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contracts to bring them in conformity with applicable standards should such modification be necessary to prevent Owners of the contracts from being treated as the Owners of the underlying separate account assets.

FINANCIAL INFORMATION	PROSPECTUS	45

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of a holder of the contract. Specifically, section 72(s) requires that (a) if any holder dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such holder’s death; and (b) if any holder dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such holder’s death. These requirements will be considered satisfied as to any portion of a holder’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the holder’s death. The designated Beneficiary refers to a natural person designated by the holder as a Beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased holder, the contract may be continued with the surviving spouse as the new holder.

The right of a spouse to continue the contract, and all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages under state law will be recognized for federal law purposes. Partners in a registered domestic partnership, civil union or similar formal relationship under state law that is not denominated as marriage under the laws of that state may not continue the contract, such partners will not be considered married for federal tax purposes. Therefore, the favorable tax treatment provided under federal law to surviving spouses is not available to such partners and spousal continuation in such cases may impact the contract’s qualification as a tax deferral vehicle. Please consult with a tax advisor with questions regarding your tax situation.

Other rules may apply to qualified contracts.

Taxation of non-qualified contracts Non-natural person

If a non-natural person owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the Accumulation Value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule, and a prospective owner that is not a natural person should discuss these with a tax adviser.

This following summary generally applies to contracts owned by natural persons.

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Withdrawals before the Annuity Commencement Date

When a withdrawal from a non-qualified contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to any excess of the Accumulation Value immediately before the distribution that exceeds the Owner’s investment in the contract. Generally, the Owner’s investment in the contract is the amount equal to the premiums or other consideration paid for the contract, reduced by any amounts previously distributed from the contract that were not subject to tax at that time. In the case of a surrender under a non-qualified contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the contract.

It is possible that the IRS may decide to consider the charges you may choose to pay for certain optional benefits offered through the contract to be taxable distributions to you which may also be subject to tax penalties if you are under age 59 1/2. You should consult your tax adviser before selecting any of the optional benefits available under this contract.

Withdrawals after the Annuity Commencement Date

After the Annuity Commencement Date, under Options V-4, F-4 and F-5, the payee has the right to withdraw a portion of the present value of the remaining payments. In a ruling, the IRS concluded that a partial withdrawal on or after the annuity starting date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the Owner’s investment in the contract at that time (on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity starting date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis set forth in the IRS’s ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the tax consequences to you of a partial withdrawal under Option V-4, F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Option V-4, F-4 or F-5.

Penalty tax on certain withdrawals

In the case of a distribution from a non-qualified contract, a federal tax penalty may be imposed equal to 10% of the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2,

•	made from an immediate annuity contract,

•	made on or after the death of an owner,

•	attributable to the taxpayer’s becoming disabled, or

•	made as part of a series of substantially equal periodic payments for the life – or life expectancy – of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic

FINANCIAL INFORMATION	PROSPECTUS	47

payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity in connection with a deferred annuity contract may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the penalty tax. In particular, you should consult a tax adviser if you wish to take partial withdrawals in addition to the Annuity Payments made under an election of Option V-4, F-4 or F-5 in connection with on immediate annuity contract.

Annuity payments

Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined so that you recover your investment in the contract ratably on a tax-free basis over the expected stream of Annuity Payments, as determined when Annuity Payments begin. However, once your investment in the contract has been fully recovered, the full amount of each Annuity Payment is subject to tax as ordinary income.

Partial Annuitization

Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as Annuity Payments instead of withdrawals. None of the payment options under the contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of death benefits

Amounts may be distributed from a contract because of your death or the death of the Annuitant. Generally, such amounts are included in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract

•	if distributed under a payout option, they are taxed in the same way as Annuity Payments.

Transfers, assignments and contract exchanges

Transferring or assigning ownership of a contract, designating an Annuitant other than the owner, selecting certain maturity dates or exchanging a contract may result in certain tax consequences to you that are not outlined here. For example, such transactions may result in federal gift taxes for you

48	PROSPECTUS	FINANCIAL INFORMATION

and federal and state income taxes for the new owner, Annuitant or payee. If you are considering any such transaction, you should consult a professional tax adviser.

Withholding tax

Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally choose not to have tax withheld from distributions.

Separate account charges

It is possible that the IRS may take the position that fees deducted for certain optional benefits are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if such withdrawals occur prior to age 59 1/2. Although we do not believe that the fees associated or any optional benefit provided under the contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the contract.

Multiple contracts

All non-qualified deferred annuity contracts issued by GIAC or its affiliates to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in the Contract Owner’s income when a taxable distribution occurs.

Taxation of qualified contracts

Qualified arrangements receive tax-deferred treatment as a formal retirement or pension plan through provisions of the Internal Revenue Code. There is no added tax-deferred benefit of funding such qualified arrangements with tax-deferred annuities. While the contract will not provide additional tax benefits, it does provide other features and benefits such as death benefit protection and the possibility for income guaranteed for life.

Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

Individual Retirement Accounts (IRAs)

As defined in Sections 219 and 408 of the Internal Revenue Code, individuals are allowed to make annual contributions to an IRA of up to the lesser of the specified annual amount or 100% of the compensation includable in their gross income. All or a portion of these contributions may be deductible, depending on the person’s income.

Distributions from certain retirement plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. SIMPLE IRAs under Section 408(p) of the Internal Revenue Code and Roth IRAs under

FINANCIAL INFORMATION	PROSPECTUS	49

Section 408A may also be used in connection with variable annuity contracts.

SIMPLE IRAs allow employees to defer a percentage of annual compensation up to a specified annual amount, if the sponsoring employer makes matching or non-elective contributions that meet the requirements of the Internal Revenue Code. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, instead of the usual 10%.

Contributions to Roth IRAs are not tax-deductible, and contributions must be made in cash or as a rollover or transfer from another Roth IRA or IRA. You may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. A rollover or conversion of an IRA to a Roth IRA may be subject to tax.

Distributions from Roth IRAs are generally not taxed. In addition to the income tax and 10% penalty which generally applies to distributions of earnings made before age 59 1/2, income tax and a 10% penalty will be imposed for any distribution of earnings made from a Roth IRA during the five taxable years starting after you first contribute to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans

Under Section 401(a) of the Internal Revenue Code, corporate employers are allowed to establish various types of retirement plans for employees, and self-employed individuals are allowed to establish qualified plans for themselves and their employees.

Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means of providing benefit payments, unless the plan complies with all applicable requirements before transferring the contract.

Tax-sheltered annuities

Pursuant to tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts. Under Section 403(b) of the Internal Revenue Code, public schools and other eligible employers are allowed to purchase annuity contracts and mutual fund shares through custodial accounts on behalf of employees. Generally, these purchase payments are excluded for tax purposes from employee gross incomes. However, these payments may be subject to FICA (Social Security) taxes.

Distributions of salary reduction contributions and earnings (other than your salary reduction accumulation as of December 31, 1988) are not allowed before age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would

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generally be subject to penalties. For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, withdrawal or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Penalty tax on certain withdrawals – Distributions from certain qualified contracts may be subject to ordinary income taxes and a 10% federal tax penalty on the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches 59 1/2

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled

•	made to pay deductible medical expenses

•	made to pay medical insurance premiums if you are unemployed

•	made to pay for qualified higher education expenses

•	made for a qualified first time home purchase up to $10,000

•	made as a qualified reservist distribution

•	made as a qualified birth or adoption distribution up to $5,000 per birth or adoption

•	for IRS levies, or

•	made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity may fail to satisfy this exception and may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances, and certain exemptions may not be applicable to all types of plans. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the tax penalty. In particular, you should consult a tax adviser if you wish to take partial withdrawals in addition to the Annuity Payments made under an election of Option V-4, F-4 or F-5.

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Gender-neutral and gender-distinct tables

As a result of a 1983 U.S. Supreme Court ruling, employer-related plans must use rate tables that are gender-neutral to calculate annuity purchase rates. We have revised our tables for employer-related plans and filed them in the states where we do business. We will continue to use our gender-distinct tables in all other contracts, unless it is prohibited by state law. In those cases our gender-neutral tables will be used.

Other tax issues

You should note that the annuity contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the contract value. The death benefit could be viewed as an incidental benefit, the amount of which is limited in any 401(a) or 403(b) plan. Because the death benefit may exceed this limitation, employers using the contract in connection with corporate pension and profit-sharing plans, or tax-sheltered annuities, should consult their tax adviser. The IRS has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as those available under this contract comport with IRA qualification requirements.

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a qualified contract can be zero.

Qualified contracts other than Roth IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement or consult a tax adviser for more information about these distribution rules. In addition, you should note that distributions made under Option V-4, F-4 or F-5 may not satisfy these minimum distribution rules. If you are attempting to satisfy these rules through partial withdrawals before the Annuity Commencement Date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax advisor.

Pension and annuity distributions generally are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. Recipients generally are provided the opportunity to elect not to have tax withheld from distributions. Taxable “eligible rollover distributions” from section 401(a), 403(a), 403(b), and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Internal Revenue Code, hardship distributions, or distributions in a specified annuity form.

The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as Beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse Beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

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Federal Estate Gift, and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Internal Revenue Code may impose a generation skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your Beneficiaries under all possible scenarios.

Medicare Tax

Distributions from non-qualified annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Certain non-participating and non-compliant foreign entities may be subject to 30% withholding under the Foreign Account Tax Compliance Act (FATCA) unless the contract is considered grandfathered. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Our income taxes

At the present time, we make no charge for any Federal, state or local taxes – other than the charge for state and local premium taxes that we incur – that may be attributable to the investment divisions of the Separate Account or to the contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from

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the application of the tax laws that we determine is attributable to the investment divisions of the Separate Account or the contracts.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

The benefit of any foreign tax credits attributable to taxes paid by certain Variable Investment Options to foreign jurisdictions can not be passed through to you and thus we may benefit from such credits to the extent permitted under federal tax law.

Possible tax law changes

Tax law is subject to change and may be subject to interpretation. There is always the possibility that the tax treatment of the contracts could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the contracts.

We have the right to modify the contracts in response to legislative changes that could otherwise diminish the favorable tax treatment annuity Contract Owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend this summary as tax advice.

PERFORMANCE RESULTS

From time to time, we may show performance information for the Separate Account’s investment divisions in advertisements, sales literature or other materials provided to existing or prospective Contract Owners. These materials are based upon historical information and are not necessarily representative of future performance. When we show performance, we’ll always include SEC standard performance, which reflects all fees and charges for specified periods. We may also show non-standard performance, for example, without showing the effect of certain charges such as deferred sales charges.

Among the key performance measures we use are total returns and yields.

Total returns include: average annual total return, total return, and change in Accumulation Unit value – all of which reflect the change in the value of an investment in an investment division of the Separate Account over a specified period, assuming the reinvestment of all income dividends and capital gains distributions.

Yield figures may be quoted for investments in shares of the Fidelity VIP Government Money Market Portfolio and other investment divisions. Current yield is a measure of the income earned on a hypothetical investment over a specified base period of seven days for the Fidelity VIP Government Money Market Portfolio investment division, and 30 days (or one month) for other investment divisions. Effective yield is another measure which may be quoted by the Fidelity VIP Government Money Market Portfolio investment division, which assumes that the net

54	PROSPECTUS	FINANCIAL INFORMATION

investment income earned during a base period will be earned and reinvested for a year. Yields are expressed as a percentage of the value of an Accumulation Unit at the beginning of the base period. Yields are annualized, which assumes that an investment division will generate the same level of net investment income over a one-year period. However, yields fluctuate daily.

Advertisements and sales literature for the Separate Account’s investment divisions may compare a Fund’s performance to that of investments offered through the separate accounts of other insurance companies that have similar investment objectives or programs. Promotional material may also compare a Fund’s performance to one or more indices of the types of securities which the Fund buys and sells for its portfolio. Performance comparisons may be illustrated by tables, graphs or charts. Additionally, promotional material may refer to:

•	the types and characteristics of certain securities

•	features of a Fund’s portfolio

•	financial markets

•	historical, current or perceived economic trends, and

•	topics of general investor interest, such as personal financial planning.

In addition, advertisements and sales literature may refer to or reprint all or portions of articles, reports or independent rankings or ratings which relate specifically to the investment divisions or to other comparable investments. However, such material will not be used to indicate future performance.

Advertisements and sales literature about the variable annuity contracts and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Services

•	A.M. Best & Co.

•	Duff & Phelps.

These ratings relate only to GIAC’s ability to meet its obligations under the contracts’ fixed-rate option and to pay death benefits and living benefits provided under the contracts, not to the performance or safety of the Variable Investment Options.

Further information about the performance of each investment division is contained in their respective annual reports, which may be obtained free of charge by calling the Customer Service Office Contact Center at 1-888-Guardian (1-888-482-7342).

FINANCIAL INFORMATION	PROSPECTUS	55

YOUR RIGHTS AND RESPONSIBILITIES

VOTING RIGHTS

We own the Fund’s shares, but you may have voting rights in the various Funds. To the extent that we are required by law, we will cast our votes according to the instructions of those Contract Owners who have an interest in Variable Investment Options investing in Funds holding a shareholder vote, as of the shareholder meeting record date. Those votes for which we receive no instructions will be voted in the same proportion as those we have received instructions for. Because of this proportional voting, a small number of contractowners could control the outcome of the vote. We’ll solicit instructions when the Funds hold shareholder votes. We have the right to restrict Contract Owner voting instructions if the laws change to allow us to do so.

The owner of the contract has voting rights until the date Annuity Payments begin. After that date, rights switch to the Annuitant. Voting rights diminish with the reduction of your contract value. The fixed-rate option has no voting rights.

TELEPHONE AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take Fund transfer requests and changes in future allocations over the phone. If you would like this privilege, please complete an authorization form, or complete the appropriate section of your application. Once we have your authorization on file, you can authorize permitted transactions over the telephone by calling the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) between 9:00 a.m. and the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time.

In addition to telephone services, we offer you the ability to use your personal computer to receive documents electronically, review your account information and to perform other specified transactions. If you want to participate in any or all of our electronic programs, we ask that you visit our website www.GuardianLife.com for information and registration. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies. However, you have the right to request paper copies at any time.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. You may reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe the registration or instructions to be genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your account information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

56	PROSPECTUS	YOUR RIGHTS AND RESPONSIBILITIES

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to contract administration or is not in the best interests of the contractowners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties we ask you to send your request by regular or express mail and we will process it using the Accumulation Unit value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

INACTIVE CONTRACTS

Every state has “escheatment” or unclaimed property laws which generally declare contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or the date the death benefit is due and payable. Such contracts will be surrendered and paid to the abandoned property division or unclaimed property office of the applicable state. States are obligated to pay such assets (without interest) to claimants with proper documentation. You can prevent “escheatment” by keeping your address and the name(s) and address(es) of your designated Beneficiary(ies) current.

DISTRIBUTION OF THE CONTRACT

The variable annuity contracts are sold by insurance agents who are licensed by GIAC and who are either registered representatives of Park Avenue Securities LLC (PAS) or of broker-dealer firms which have entered into sales agreements with PAS and GIAC. PAS and such other broker-dealers are members of the Financial Industry Regulatory Authority (FINRA).

The principal underwriter of the contracts is PAS, located at 10 Hudson Yards New York, New York 10001.

GIAC will generally pay commissions to these individuals or broker-dealer firms for the sale of contracts. When we compensate a firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. Commissions may vary, but will not exceed the limits of applicable laws and regulations.

Currently, there are several compensation programs from which these individuals or firms may choose. One compensation program is based on a percentage of each contract premium payment up to a maximum of 7%. The other compensation programs provide a lower initial commission on each premium payment but allow for ongoing annual compensation based on a percentage of the contract value. Typically, the additional annual compensation begins only after the completion of a certain number of contract years. Also, additional annual compensation may be payable while certain contract riders are in effect or under variable payout options. The maximum annual compensation possible based on contract value is 1%.

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	57

We reserve the right to pay any compensation permissible under applicable state law and regulations, including for example, additional sales or service compensation while a contract is in force or additional amounts paid in connection with special promotional incentives. In addition, we may compensate certain individuals or firms for the sale of contracts in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. Individuals may also qualify for non-cash compensation such as expense-paid trips and educational seminars.

If you return your contract under the right to cancel provisions, the representative may have to return some or all of any commissions we have paid.

The fees and charges imposed under the contract defray the costs of commissions and other sales expenses. You are not charged directly for commissions or other compensation paid for the sale of contracts, but those expenses are considered in setting the levels of the charges that you do pay.

58	PROSPECTUS	YOUR RIGHTS AND RESPONSIBILITIES

OTHER INFORMATION

FINANCIAL STATEMENTS

We encourage contract Owners to read and understand our financial statements and those of the Separate Account. Our audited statutory financial statements and the Separate Account’s audited U.S. GAAP financial statements are incorporated by reference in the SAI. You can request a copy of the financial statements by contacting our Service Center.

LEGAL PROCEEDINGS

We, like other insurance companies, are involved in lawsuits and insurance department audits, inquiries, and market conduct examinations. Although the outcome of any of these matters cannot be predicted with certainty, we believe that at the present time there are no pending or threatened actions that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of PAS to perform under its principal underwriting agreement, or on GIAC’s ability to meet its obligations under the contract.

WHERE TO GET MORE INFORMATION

The Statement of Additional Information (SAI) contains additional information about the contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus and the SAI is incorporated by reference into this prospectus. You may request a free copy of the SAI or submit inquiries by calling 1-888-GUARDIAN (1-888-482-7342) or by visiting us online at https://guardianlife.onlineprospectus.net/guardianlife/Investor/index.html?where=eengine.goToDocument (%22Product%20Prospectus%22)

The SAI contains the following information:

•	Services to the Separate Account

•	Annuity payments

•	Calculation of Yield Quotations for the Fidelity VIP Government Money Market Portfolio

•	Valuation of assets of the Separate Account

•	Qualified plan transferability restrictions

•	Experts

•	Financial Statements

OTHER INFORMATION	PROSPECTUS	59

APPENDIX A: FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds available under the contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at http://prospectuses.guardianlife.com/GuardianLife/ProspectusesandFinancialReports/. You can also request this information at no cost by calling the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) or by sending an email request to GIAC_CRU@glic.com. Depending on the optional benefits you choose, you may not be able to invest in certain Funds.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
Long-term growth of capital.	AB VPS Global Thematic Growth Portfolio (Class B) AllianceBernstein, L.P.	1.20%	39.08%	17.03%	9.67%
Long-term growth of capital.	AB VPS Growth and Income Portfolio (Class B) AllianceBernstein, L.P.	0.87%	2.47%	9.46%	11.29%
Long-term growth of capital.	AB VPS Large Cap Growth Portfolio (Class B) AllianceBernstein, L.P.	0.92%	35.15%	20.15%	17.14%
Long-term growth of capital.	Davis Financial Portfolio Davis Selected Advisers, LP Davis Selected Advisers- NY, Inc.	0.73%	-5.99%	7.95%	9.25%
Total return through a combination of growth and income.	Davis Real Estate Portfolio Davis Selected Advisers, LP Davis Selected Advisers- NY, Inc.	1.00%	-8.08%	5.49%	7.87%
Long-term growth of capital.	Davis Value Portfolio Davis Selected Advisers, LP Davis Selected Advisers- NY, Inc.	0.65%	11.72%	11.68%	10.47%
Seeks long-term capital appreciation	Fidelity VIP Contrafund® Portfolio (Service Class) Fidelity Management & Research Company and its affiliates FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund.	0.61%	30.37%	16.06%	13.40%
Seeks reasonable income. The fund will also consider the potential for capital appreciation	Fidelity VIP Equity-Income Portfolio (Service Class) Fidelity Management & Research Company and its affiliates FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund.	0.63%	6.55%	10.57%	10.05%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity VIP Government Money Market Portfolio (Service Class 2) Fidelity Management & Research Company and its affiliates Fidelity Investments Money Management, Inc. and other investment advisers serve as sub-advisers for the fund.	0.49%	0.24%	0.77%	0.39%
Seeks to provide capital growth.	Fidelity VIP Growth Opportunities Portfolio (Service Class) Fidelity Management & Research Company and its affiliates FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund.	0.74%	68.49%	29.12%	21.71%

60	PROSPECTUS	APPENDIX

Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
Seeks long-term growth of capital.	Fidelity VIP Mid Cap Portfolio (Service Class) Fidelity Management & Research Company and its affiliates FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund.	0.72%	18.04%	10.96%	9.39%
Growth of capital; current income as secondary objective.	Gabelli Capital Asset Fund Gabelli Funds, LLC	1.32%	0.38%	7.98%	8.04%
The Fund seeks capital appreciation.	Invesco V.I. American Franchise Fund (Series I) Invesco Advisers, Inc.	0.86%	42.35%	19.56%	15.32%
Long-term growth of capital.	Invesco V.I. Core Equity Fund (Series I) Invesco Advisers, Inc.	0.81%	13.85%	10.67%	9.55%
Seeks both capital appreciation and current income.	Invesco V.I. Equity and Income Fund (Series I) formerly Invesco V.I. Managed Volatility Fund (Series I)[1] Invesco Advisers, Inc.	0.57%	9.95%	8.89%	8.54%
Total return, comprised of current income and capital appreciation.	Invesco V.I. Government Securities Fund (Series II) Invesco Advisers, Inc.	0.92%	5.97%	2.92%	2.52%
Long-term growth of capital.	Invesco V.I. Growth and Income Fund (Series II) Invesco Advisers, Inc.	1.00%	1.85%	8.40%	9.05%
Seeks long-term growth of capital.	Janus Henderson Enterprise Portfolio (Institutional Shares) Janus Capital Management LLC	0.72%	19.47%	18.21%	15.25%
Seeks long-term growth of capital.	Janus Henderson Forty Portfolio (Institutional Shares) Janus Capital Management LLC	0.76%	39.40%	21.03%	17.02%
Seeks long-term growth of capital.	Janus Henderson Global Research Portfolio (Institutional Shares) Janus Capital Management LLC	0.84%	20.06%	13.35%	10.08%
Seeks long-term growth of capital.	Janus Henderson Research Portfolio (Institutional Shares) Janus Capital Management LLC	0.60%	32.95%	17.67%	14.67%
Seeks capital appreciation.	MFS® Growth Series (Initial Class) Massachusetts Financial Services Company	0.73%	31.86%	20.28%	16.80%
Seeks capital appreciation.	MFS® Investors Trust Series (Initial Class) Massachusetts Financial Services Company	0.79%	13.87%	13.66%	12.50%
Seeks capital appreciation.	MFS® New Discovery Series (Initial Class) Massachusetts Financial Services Company	0.87%	45.89%	22.98%	14.70%
Seeks capital appreciation.	MFS® Research Series (Initial Class) Massachusetts Financial Services Company	0.79%	16.59%	14.74%	13.06%
Seeks total return.	MFS® Total Return Series (Initial Class) Massachusetts Financial Services Company	0.61%	9.81%	8.86%	8.34%
[1]

Effective April 30, 2021, pursuant to Board and Shareholder approval, Invesco V.I. Managed Volatility Fund was merged into Invesco V.I. Equity and Income Fund, which is now an investment option under the policy. Invesco V.I. Managed Volatility Fund is no longer an investment option under the contract.

APPENDIX	PROSPECTUS	61

APPENDIX A

Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
Seeks long-term capital growth.	Templeton Growth VIP (Class 2 Shares) Templeton Global Advisors Limited	1.16%	5.80%	6.15%	6.08%
Long-term growth of capital.	Value Line Centurion Fund EULAV Asset Management	0.87%	17.55%	14.93%	13.40%
High total investment return consistent with reasonable risk.	Value Line Strategic Asset Management Trust EULAV Asset Management	0.88%	17.98%	13.20%	11.47%
The Victory 500 Index VIP Series seeks to match, before fees and expenses, the performance of the stocks composing the Victory US Large Cap 500 Index.	Victory 500 Index VIP Series Victory Capital Management Inc.	0.28%	20.13%	15.32%	13.79%
To seek current income. Capital appreciation is a secondary objective.	Victory High Yield VIP Series Victory Capital Management Inc. Park Avenue Institutional Advisers LLC	0.89%	7.92%	9.75%	6.76%
To seek a high level of current income and capital appreciation without undue risk to principal.	Victory INCORE Investment Quality Bond VIP Series Victory Capital Management Inc.	0.56%	8.35%	4.62%	4.05%
A high level of current income consistent with preservation of capital.	Victory INCORE Low Duration Bond VIP Series Victory Capital Management Inc.	0.53%	4.33%	2.56%	1.94%
Long-term capital appreciation.	Victory RS International VIP Series Victory Capital Management Inc.	0.93%	6.24%	8.27%	5.96%
Long-term capital appreciation.	Victory RS Large Cap Alpha VIP Series Victory Capital Management Inc.	0.55%	-0.44%	8.98%	9.64%
Long-term capital growth.	Victory RS Small Cap Growth Equity VIP Series Victory Capital Management Inc.	0.88%	38.06%	19.77%	16.55%
Long-term capital appreciation.	Victory Sophus Emerging Markets VIP Series Victory Capital Management Inc.	1.35%	16.17%	13.06%	3.01%

62	PROSPECTUS	APPENDIX

The statement of additional information (SAI) includes additional information about the Registrant. The SAI is incorporated by reference. The SAI is available, without charge, upon request. For a free copy of the SAI, call us at 1-888-GUARDIAN (1-888-482-7342) or visit our website at https://guardianlife.onlineprospectus.net/guardianlife/Investor/index.html?where=eengine.goToDocument(%22Product%20Prospectus%22)

Reports and other information about GIAC is available on the SEC’s website at http://www.sec.gov, and that copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Contract ID: C000023900

APPENDIX	PROSPECTUS	63

THE GUARDIAN INVESTOR®

INDIVIDUAL DEFERRED

VARIABLE ANNUITY CONTRACTS

Issued Through The Guardian Separate Account D of

The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2021

This Statement of Additional Information is not a prospectus but contains additional information to the Prospectus for The Guardian Separate Account D (marketed under the name “The Guardian Investor”) dated May 1, 2021.

A free Prospectus is available upon request by writing:

The Guardian Insurance & Annuity Company, Inc.

Individual Markets, Annuities

P.O Box 981592

El Paso, TX 79998-1592

or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office Contact Center

1-888-GUARDIAN (1-888-482-7342)

or you can visit our website:

https://guardianlife.onlineprospectus.net/guardianlife/Investor/index.html?where=eengine.goToDocument

(%22Product%20Prospectus%22)

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

EB-013286    5/2017

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SERVICES TO THE SEPARATE ACCOUNT

The Guardian Insurance & Annuity Company, Inc. (“GIAC”) maintains the books and records of The Guardian Separate Account D (the “Separate Account”). GIAC, a wholly owned subsidiary of The Guardian Life Insurance Company of America, acts as custodian of the assets of the Separate Account. GIAC bears all expenses incurred in the operations of the Separate Account, except the mortality and expense risk charge and the administrative charge (as described in the Prospectus), which are borne by the Contract Owner.

GIAC issues variable annuity contracts and variable life insurance policies through several separate accounts all of which are registered as unit investment trusts under the 1940 Act (“Separate Accounts”). Prior to March 31, 2015, Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of GIAC, served as principal underwriter for the Separate Accounts. Effective December 31, 2019, Park Avenue Securities LLC (PAS), became a wholly owned subsidiary of The Guardian Life Insurance Company of America, and for the period from March 31, 2015 to December 30, 2019, was a wholly owned subsidiary of GIAC, serves as principal underwriter for the Separate Accounts pursuant to a distribution and service agreement between GIAC and PAS. The contracts are offered continuously and are sold by GIAC insurance agents who are registered representatives of either PAS or of other broker-dealers which have selling agreements with PAS and GIAC. GIAC paid an aggregate amount of commissions to PAS of $17,870,862 in 2018, $15,984,146 in 2019 and $14,717,034 in 2020. Of those aggregate amounts, PAS retained $4,032,042 in 2018, $3,725,069 in 2019 and $3,365,479 in 2020.

ANNUITY PAYMENTS

The objective of the contracts is to provide benefit payments (known as Annuity Payments) which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment return must exceed the assumed investment return of 4% by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest return were to be increased, benefit payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest return would provide a lower initial payment with greater increases or lesser decreases in subsequent Annuity Payments.

Value of an Annuity Unit: The value of an annuity unit is determined independently for each of the Variable Investment Options. For any Valuation Period, the value of an annuity unit is equal to the value for the immediately preceding Valuation Period multiplied by the annuity change factor for the current Valuation Period. The annuity unit value for a Valuation Period is the value determined as of the end of such period. The annuity change factor is equal to the net investment factor for the same Valuation Period adjusted to neutralize the assumed investment return used in determining the Annuity Payments. The net investment factor is reduced by the amount of the mortality and expense risk charge on an annual basis during the life of the contract. The dollar amount of any monthly payment due after the first monthly payment under a Variable Investment Option will be determined by multiplying the number of annuity units by the value of an annuity unit for the Valuation Period ending ten (10) days prior to the Valuation Period in which the monthly payment is due.

Determination of the First Monthly Annuity Payment: At the time Annuity Payments begin, the value of the Contract Owner’s account is determined by multiplying the appropriate variable or fixed Accumulation Unit value on the Valuation Period ten (10) days before the date the first variable or fixed annuity payment is due by the corresponding number of variable or fixed accumulation units credited to the Contract Owner’s account as of the date the first annuity payment is due, less any applicable premium taxes not previously deducted.

The contracts contain tables reflecting the dollar amount of the first monthly payment which can be purchased with each $1,000 of value accumulated under the contract. The amounts depend on the variable or fixed annuity payout option selected, the mortality table used under the contract (the 1983 Individual Mortality Table a projected using Scale G) and the nearest age of the Annuitant. The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. Currently, we are using annuity purchase rates we believe to be more favorable to you than those in your contract. We may change these rates from time to time, but the rate will never be less favorable than those guaranteed in your contract.

Determination of the Second and Subsequent Monthly Variable Annuity Payments: The amount of the second and subsequent variable Annuity Payments is determined by multiplying the number of annuity units by the appropriate annuity unit value as of the Valuation Period ten (10) days prior to the day such payment is due. The number of annuity units under a contract is

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determined by dividing the first monthly variable annuity payment by the value of the appropriate Annuity Unit on the date of such payment. This number of annuity units remains fixed during the variable annuity payment period, provided no transfers among the Variable Investment Options are made. If a transfer among the Variable Investment Options is made, the number of annuity units will be adjusted accordingly.

The assumed investment return of 4% under the contract is the measuring point for subsequent variable Annuity Payments. If the actual net investment return (on an annual basis) remains constant at 4%, the variable Annuity Payments will remain constant. If the actual net investment rate exceeds 4%, the variable annuity payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 4%, variable Annuity Payments will decrease.

The second and subsequent monthly payments made under a fixed annuity payout option will be equal to the amount of the first monthly fixed annuity payment (described above).

CALCULATION OF YIELD QUOTATIONS FOR THE FIDELITY VIP GOVERNMENT MONEY MARKET PORTFOLIO INVESTMENT DIVISION

The yield of the Investment Division of the Separate Account investing in the Fidelity VIP Government Money Market Portfolio represents the net change, exclusive of gains and losses realized by the Investment Division of the Fidelity VIP Government Money Market Portfolio and unrealized appreciation and depreciation with respect to the Fidelity VIP Government Money Market Portfolio’s portfolio of securities, in the value of a hypothetical pre-existing contract that is credited with one Accumulation Unit at the beginning of the period for which yield is determined (the “base period”). The base period generally will be a seven-day period. The current yield for a base period is calculated by dividing (1) the net change in the value of the contract for the base period (see “Accumulation Period” in the Prospectus) by (2) the value of the contract at the beginning of the base period and multiplying the result by 365/7. Deductions from purchase payments (for example, any applicable premium taxes) and any applicable contingent deferred sales charge assessed at the time of withdrawal or annuitization are not reflected in the computation of current yield of the Investment Division. The determination of net change in contract value reflects all deductions that are charged to a Contract Owner, in proportion to the length of the base period and the Investment Division’s average contract size.

Yield also may be calculated on an effective or compound basis, which assumes continual reinvestment by the Investment Division throughout an entire year of net income earned by the Investment Division at the same rate as net income is earned in the base period. The effective or compound yield for a base period is calculated by (1) dividing (i) the net change in the value of the contract for the base period by (ii) the value of the contract as of the beginning of the base period, (2) adding 1 to the result, (3) raising the sum to a power equal to 365 divided by the number of days in the base period, and (4) subtracting 1 from the result.

The current and effective yields of the Fidelity VIP Government Money Market Portfolio Investment Division will vary depending on prevailing interest rates, the operating expenses and the quality, maturity and type of instruments held in the Fidelity VIP Government Money Market Portfolio. Consequently, no yield quotation should be considered as representative of what the yield of the Investment Division may be for any specified period in the future. The yield is subject to fluctuation and is not guaranteed.

VALUATION OF ASSETS OF THE SEPARATE ACCOUNT

The value of Fund shares held in each Investment Division at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Fund has been suspended, or payment of redemption value has been postponed for the sole purpose of computing Annuity Payments, the shares held in the Separate Account (and corresponding annuity units) may be valued at fair value as determined in good faith by GIAC’s Board of Directors.

QUALIFIED PLAN TRANSFERABILITY RESTRICTIONS

Where a contract is owned in conjunction with a retirement plan qualified under the Code, a tax-sheltered annuity program or individual retirement account, and notwithstanding any other provisions of the contract, the Contract Owner may not change the ownership of the contract nor may the contract be sold, assigned or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than GIAC unless the Contract Owner is

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the trustee of an employee trust qualified under the Code, the custodian of a custodial account treated as such, or the employer under a qualified non-trusteed pension plan.

EXPERTS

The financial statements of The Guardian Insurance & Annuity Company, Inc. and each of the subaccounts of The Guardian Separate Account D included in Form N-VPFS dated April 15, 2021 have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

(a)	The following financial statements have been incorporated by reference in this Part B. Form N-VPFS filed by the Registrant on April 15, 2021 (File No. 811-05880; Accession Number: 0001193125-21-117708).

(1)	The Guardian Separate Account D:

Statement of Assets and Liabilities as of December 31, 2020

Statement of Operations for the Year Ended December 31, 2020

Statements of Changes in Net Assets for the Years Ended December 31, 2020 and 2019

Notes to Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(2)	The Guardian Insurance & Annuity Company, Inc.:

Statutory Basis Balance Sheets as of December 31, 2020 and 2019

Statutory Basis Statements of Operations for the Years Ended December 31, 2020 and 2019

Statutory Basis Statements of Changes in Surplus for the Years Ended December 31, 2020 and 2019

Statutory Basis Statements of Cash Flows for the Years Ended December 31, 2020 and 2019

Notes to Statutory Basis Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

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B-5

PART C. OTHER INFORMATION

Item 27.	Exhibits

Number	Description
(a)	Resolutions of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing Separate Account D (1)

(b)	Not Applicable

(c)	Underwriting and Distribution Contracts:

(i) Distribution and Service Agreement between The Guardian Insurance & Annuity Company, Inc. and Park Avenue Securities LLC (2)

(ii) Form of GIAC Selling Agreement (2)

(d)	Specimen of Variable Annuity Contract (1)

(e)	Form of Application for Variable Annuity Contract (1)

(f)	(i) Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc., as amended (1)
(ii) By-laws of The Guardian Insurance & Annuity Company, Inc. (1)

(g)	Automatic Indemnity Reinsurance Agreement between The Guardian Insurance & Annuity Company, Inc. and The Guardian Life Insurance Company of America, as amended (1)

(h)	Participation Agreements.

(h)(i)	AB Variable Products Series Fund (4)

(h)(i)(a) First Amendment to Agreement (2008) (4)

(h)(i)(b) Amendment to Agreement (No. 2) (6)

(h)(i)(c) Amendment to Agreement (No. 3) (6)

(h)(i)(d) Amendment to Agreement (No. 4) (6)

(h)(i)(e) Amendment to Agreement (No. 5) (2015) (6)

(h)(i)(f) Amendment to Agreement (No. 6) (2021) (10)

(h)(ii)	AIM/Invesco Variable Insurance Funds (1998) (4)

(h)(ii)(a) Amendments to Agreement (No. 1-5) (1998-2005) (5)

(h)(ii)(b) Amendment to Agreement (No. 6) (4)

(h)(ii)(c) Amendment to Agreement (No. 7) (2008) (5)

(h)(ii)(d) Amendment to Agreement (No. 8) (6)

(h)(ii)(e) Amendment to Agreement (No. 9) (6)

(h)(ii)(f) Amendment to Agreement (No. 10) (2015) (6)

(h)(ii)(g) Amendment to Agreement (No. 11) (2021) (10)

(h)(iii)	Davis Variable Account Fund, Inc. (1999) (including Addenda 1-2)** (as amended through 2008) (9)

(h)(iii)(a) Amendment to Participation Agreement (2020) (10)

(h)(iv)	Fidelity Variable Insurance Products Fund (including amendments 1-3) (4)

(h)(iv)(a) Amendment #4 to Agreement (2002) (4)

(h)(iv)(b) Amendment #5 to Agreement (2005) (4)

(h)(iv)(c) Amendment #6 to Agreement (2008) (4)

(h)(iv)(d) Amendment #7 to Agreement (2021) (10)

(h)(v)	Franklin Templeton (2002) (4)

(h)(v)(a) Amendment No. 1 (2004) (4)

(h)(v)(b) Amendment No. 2 (2007) (4)

(h)(v)(c) Amendment No. 3 (2008) (4)

(h)(v)(d) Amendment No. 4 (2013) (6)

(h)(v)(e) Amendment No. 5 (2015) (6)

(h)(v)(f) Amendment No. 6 (2021) (10)

(h)(vi)	Gabelli Capital Series Funds, LLP (including first addendum-2001) (8)

(h)(vi)(a) Amendment to Participation Agreement (2021) (10)

(h)(vii)	Janus Aspen Series (institutional shares) (1999)(as amended through 2020) (10)

(h)(viii)	MFS Variable Insurance Trust** (2000) (as amended through 2008) (4)

(h)(viii)(a) Amendment to Participation Agreement (2020) (10)

(h)(ix)	Value Line Funds Variable Trust (2003) (4)

(h)(ix)(a) Amendment to Agreement (2008) (4)

(h)(ix)(b) Amendment to Participation Agreement (2020) (10)

(h)(x)	Victory Capital Management Inc. (2015) (7)

(h)(x)(a) Amendment to Participation Agreement (2020) (10)

(i)	Amended and Restated Agreement for Services and Reimbursement Therefor, between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc. (1)

(j)	Not applicable

(k)	Opinion and Consent of Counsel (1)

(l)	Consent of PricewaterhouseCoopers LLP (10)

(m)	Not Applicable

(n)	Not Applicable

(o)	Not Applicable

(p)	(i) Power of Attorney executed by Michael Slipowitz (3)

(ii) Power of Attorney executed by Michael N. Ferik (3)

(1)	Incorporated by reference to the Registration Statement on Form N-4 (Reg. 33-31755), as previously filed on April 24, 1998.
(2)	Incorporated by reference to the Registration Statement on Form N-4 (Reg. 33-31755), as previously filed on April 29, 2015.
(3)	Incorporated by reference to the Registration Statement on Form N-4 (Reg. 33-31755), as previously filed on April 27, 2018.
(4)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed by the Registrant on August 1, 2008 (File No. 333-151073; Accession No. 0001193125-08-163928)
(5)

Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6 filed by the Registrant on August 26, 2008 (File No. 333-151073; Accession No. 0001193125-08-184460)

(6)	Incorporated by reference Post-Effective Amendment No. 2 to the Registration statement on Form N-6 filed by the Registrant on April 24, 2015 (File No. 333-188304; Accession No. 0001193125-15-146150)
(7)

Incorporated by reference to Post-Effective Amendment No. 5 to the Registration statement on Form N-6 filed by the Registrant on April 25, 2017 (File No. 333-188304; Accession No. 0001193125-17-136515)

(8)

Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed by the Registrant on April 26, 2019 (File No. 333-222952; Accession Number 0001193125-19-122119)

(9)	Incorporated by reference to Post-Effective Amendment No. 7 to the Registration statement on Form N-6 filed by the Registrant on April 26, 2019 (333-151073; Accession No. 0001193125-19-122124)
(10)	Filed herewith

Item 28.	Directors and Officers of the Depositor

The following is a list of directors and principal officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant.

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

2020 DIRECTOR & OFFICER ROSTER

Name and Principal Business Address:	Positions and Offices with Depositor

Dominique Baede 10 Hudson Yards, New York, NY 10001	Director and President

Michael Ferik 10 Hudson Yards, New York, NY 10001	Director

Kevin Molloy 10 Hudson Yards, New York, NY 10001	Director

Michael Slipowitz 10 Hudson Yards, New York, NY 10001	Director, Senior Vice President & Corporate Chief Actuary

Jean LaTorre 10 Hudson Yards, New York, NY 10001	Executive Vice President & Chief Investment Officer

Kermitt Brooks 10 Hudson Yards, New York, NY 10001	Executive Vice President & General Counsel

Harris Oliner 10 Hudson Yards, New York, NY 10001	Senior Vice President & Associate Corporate Secretary

Richard T. Potter, Jr. 10 Hudson Yards, New York, NY 10001	Senior Vice President, Counsel and Assistant Corporate Secretary

Kim Sellers 10 Hudson Yards, New York, NY 10001	Senior Vice President & Chief Tax Officer

Carl Desrochers 700 South Street, Pittsfield, MA 01201	Vice President & Chief Financial Officer

Jeff Butscher 6255 Sterner’s Way, Bethlehem, PA 18017	Vice President, Chief Compliance Officer & Rule 38a-1 Chief Compliance Officer

Stuart Carlisle 100 Great Meadow Road, Wethersfield, CT 06109	Vice President, Retirement Product Fund Management

Kimberly Delaney Geissel 6255 Sterner’s Way, Bethlehem, PA 18017	Vice President, Client Engagement

Jess Geller 101 Crawfords Corner Rd. Holmdel, NJ 07733	Vice President and Actuary, Individual Life

Walter R. Skinner 10 Hudson Yards, New York, NY 10001	Vice President & Treasurer

John H. Walter 10 Hudson Yards, New York, NY 10001	Vice President & Director of Finance

Nahulan Ethirveerasingam 10 Hudson Yards, New York, NY 10001	Second Vice President, Product Management, Individual Annuity, Retirement Solutions

Alex D. Borress 101 Crawfords Corner Rd. Holmdel, NJ 07733	Second Vice President and Actuary, Life and Annuity Pricing

Shawn P. McGrath 700 South Street, Pittsfield, MA 01201	Assistant Vice President, Individual Markets Financial Reporting

Christian Mele 6255 Sterner’s Way, Bethlehem, PA 18017	Assistant Vice President, Annuity Operations and Customer Service

Mariana Slepovitch 10 Hudson Yards, New York, NY 10001	Associate Actuary

Brenda Fischer 10 Hudson Yards, New York, NY 10001	Interim Anti-Money Laundering Officer

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

2020 DIRECTOR & OFFICER ROSTER (CONTINUED)

Name and Principal Business Address:	Positions and Offices with Depositor

Sonya Crosswell Assan 10 Hudson Yards, New York, NY 10001	Corporate Secretary

Brenda L. Ahner 6255 Sterner’s Way, Bethlehem, PA 18017	Director, Variable Product Issue

Tricia Mohr 6255 Sterner’s Way, Bethlehem, PA 18017	Director, GIAC Compliance and Licensing

John J. Monahan 6255 Sterner’s Way, Bethlehem, PA 18017	Director, Policy Forms

Item 29.	Persons Controlled by or under Common Control with Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Page 2

First Commonwealth, Inc.
(Delaware Corp.)
(100% owned)
↳08/06/1999
First Commonwealth of Illinois, Inc.
(Illinois Corp.)
(100% owned)
↳08/06/1999
First Commonwealth of Missouri, Inc.
(Missouri Corp.)
(100% owned)
↳08/06/1999
Managed DentalGuard, Inc.
(Ohio Corp.)
(100% owned)
↳08/09/2010
First Commonwealth Insurance Company
(Illinois Corp.)
(100% owned)
↳08/06/1999
First Commonwealth Limited Health Services Corporation
(Illinois Corp.)
(100% owned)
↳08/06/1999
First Commonwealth Limited Health Services Corporation of Michigan
(Michigan Corp.)
(100% owned)
↳08/06/1999
Guardian India Operations Private Limited
(India Corp)
(99.999% owned)
↳08/01/2014
Premier Access Insurance Company
(California Corp.)
(100% owned)
↳08/01/2014
Avēsis Incorporated
(Delaware Corp.)
(100% owned)
↳01/29/2016
Premier Group, Inc.
(California Corp.)
(100% owned)
↳08/01/2014
Avēsis Insurance Incorporated
(Arizona Corp.)
(100% owned)
↳01/29/2016
Avēsis Third Party Administrators, Inc.
(Arizona Corp.)
(100% owned)
↳01/29/2016
Avēsis of New York, Inc.
(New York Corp.)
(100% owned)
↳01/29/2016
Access Dental Plan
(California Corp.)
(100% owned)
↳08/01/2014
Access Dental Plan of Nevada, Inc.
(Nevada Corp.)
(100% owned)
↳08/01/2014
Access Dental Plan of Utah, Inc.
(Utah Corp)
(100% owned)
↳08/01/2014
Avēsis Dental IPA, LLC
(New York)
(100% owned)
↳03/09/2020
Avēsis Eye Care IPA, LLC
(New York)
(100% owned)
↳03/09/2020

↳ The date GLIC either directly or indirectly acquired control.

Page 3(1)

The Guardian Life Insurance Company of America (New York Mutual Life Insurer)
Guardian Shores, LLC (Delaware LLC) (100% owned) 07/12/2010
Shores, LLC (Delaware LLC) (50% owned) 06/02/2010
Hanover Goodyear LLC* (Delaware LLC) 100% owned 02/25/2010
Guardian Park Place LLC (Delaware LLC) (100% owned) 07/12/2011
Guardian Quincy, LLC (Delaware LLC) (100% owned) 12/02/2008
Guardian Ledges, LLC (Delaware LLC) 100% owned 11/04/2008
Hanover Hoffman Estates LLC (Delaware LLC) (100% owned) 01/06/2015
Guardian Piazza D'Oro (Delaware LLC) 100% owned 09/12/2013
Airside Business Park LP (Pennsylvania LP) 25% owned 10/28/1998
Seasons Lynnwood, LLC (Delaware LLC) (100% owned) 10/31/2014
Guardian Exchange LLC (Delaware LLC) (100% owned) 05/05/2016
Guardian Juanita Village, LLC* (Delaware LLC) (100% owned) 10/16/2012
Hanover Acquisition II LLC (Delaware LLC) (100% owned) 12/22/2009
Guardian Springwoods III LLC (Delaware LLC) (100% owned) 11/05/2019
Springwoods III Residential, LLC (Delaware LLC) (92.27% owned) 10/21/2019
360 S. Acacia Partnership (New York GP) (53% owned) 11/23/1988
Guardian Lumiere LLC (Delaware LLC) (100% owned) 03/18/2016
Guardian Tryon Village LLC (Delaware LLC) (100% owned) 07/23/2011
B.A. Ventures, LLC (New York LLC) (50% owned) 07/02/1997
G-M Joint Venture (Tennessee GP) (90% owned) 09/27/1989
Guardian Cambridge Alewife LLC (Delaware LLC) (100% owned) 10/09/2019
Guardian/Abbey, LLC (Delaware LLC) (100% owned) 07/23/2007
400 Columbus, LLC (Delaware LLC) (100% owned) 07/23/2007
400 Columbus II, LLC (Delaware LLC) (100% owned) 10/11/2007
Hanover South Barrington LLC (Delaware LLC) (100% owned) 03/24/2017
Berkshire Life Insurance Company of America (Massachusetts Corp.) (100% owned) 12/22/2000
Berkshire Acquisition LLC (Delaware LLC) (100% owned) 09/20/2010
Guardian Troy Court LLC (Delaware LLC) (100% owned) 11/20/2020
Troy Court Industrial LLC (Delaware LLC) (50% owned) 11/12/2020
Guardian Chelsea Place LLC (Delaware LLC) (100% owned) 07/27/2018
Chelsea Place Apartments LLC (Delaware LLC) (90% owned) 07/25/2018

(1) This chart shows subsidiaries holding primarily real estate assets

The date GLIC either directly or indirectly acquired control

* Asset sold; entity to be cancelled.

Page 4

Guardian Investor Services LLC (Delaware LLC) (100% owned) ☞12/19/2001
GIS Credit Opportunities LLC (Delaware LLC) (100% owned) ☞10/01/2015
Park Avenue Institutional Advisers CLO Ltd 2016-1 (exempted company incorporated with limited liability under the laws of the Cayman Islands) (76.72% owned) ☞11/10/2015
Park Avenue Institutional Advisers CLO Ltd 2017-1 (exempted company incorporated with limited liability under the laws of the Cayman Islands) (100% owned) ☞10/28/2016
Park Avenue Institutional Advisers CLO Ltd 2018-1 (exempted company incorporated with limited liability under the laws of the Cayman Islands) (52.32% owned) ☞01/24/2018
Park Avenue Institutional Advisers CLO Ltd 2019-1 (exempted company incorporated with limited liability under the laws of the Cayman Islands) (100% owned) ☞11/07/2018
Park Avenue Institutional Advisers CLO Ltd 2019-2 (exempted company incorporated with limited liability under the laws of the Cayman Islands) (100% owned) ☞11/07/2018
Park Avenue Institutional Advisers CLO Ltd 2021-1 (exempted company incorporated with limited liability under the laws of the Cayman Islands) (100% owned) ☞10/15/2020
GIS Strategic Ventures, LLC (Delaware LLC) (100% owned) ☞06/4/2015
Reed Acquisitions LLC (Delaware LLC) (100% owned) ☞12/11/2015
Reed Group, Ltd. (Colorado Corp.) (100% owned) ☞12/31/2012
Reed Group Management LLC (Connecticut LLC) (100% owned) ☞12/31/2015
Reed Group Claim Services LLC (New York LLC) (100% owned) ☞12/31/2015
GIS Canada Holdings Corp. (Delaware Corporation) (100% owned) ☞12/11/2015
Reed Group Canada Services ULC (Canadian Unlimited Liability Company) (100% owned) ☞12/16/2015
Guardian Advisory Services, LLC (Delaware LLC) (100% owned) ☞ 05/21/2020
Hanover Square Real Estate Management LLC (1) (Delaware LLC) (100% owned) ☞ 08/20/2015
Park Avenue Credit Opportunities LLC (Delaware LLC) (100% owned) ☞ 11/23/2016
Park Avenue Institutional Advisers LLC (Delaware LLC) (100% owned) ☞ 02/5/2015
Hanover Square Real Estate Management 2 LLC (Delaware LLC) (100% owned) ☞02/02/2018
Hanover Square TAP 2 LLC (2) (Delaware LLC) (100% owned) ☞02/02/2018
Hanover Square Funding, LLC (Delaware LLC) (100% owned) ☞4/16/2014

(1) See page 5 for a chart of the subsidiaries of this entity.

(2) See page 11 for a chart of the subsidiaries of this entity.

☞ The date GLIC either directly or indirectly acquired control.

Page 5

Hanover Square Real Estate Management LLC
(Delaware LLC)
(100% owned)
08/20/2015
901 Hawthorne/250 Spring Lake, LLC
(Delaware LLC)
(60% owned)
07/27/2006
Guardian Park Potomac LLC
(Delaware LLC)
(100% owned)
10/3/2013
GFP Residential Holdings, LLC
(Delaware LLC)
(50% indirectly owned by Guardian through Guardian Park Potomac LLC)
07/17/2013
Hanover Square TAP LLC (1)
(Delaware LLC)
(100% owned)
10/28/15
Hanover Square LCP LLC (2)
(Delaware LLC)
(100% owned)
10/28/15
Willowbrook Center Joint Venture
(IL GP)
(90% owned)
02/21/1991
Guardian Parkside Commons LLC
(Delaware LLC)
(100% owned)
02/18/2004
Parkside Commons Apartments LLC
(Delaware LLC)
(90% indirectly owned by Guardian through Guardian Parkside Commons LLC)
04/12/2007

(1) See pages 6, 7, 8, 9 and 10 for charts of the subsidiaries of this entity.

(2) See page 12 for a chart of the subsidiaries of this entity.

The date GLIC either directly or indirectly acquired control.

Page 6

Hanover Square TAP LLC
(Delaware LLC)
(100% owned)
10/28/2015
TruAmerica Workforce Housing Fund 1-A, L.P.
(Delaware LLC)
(100% owned)
08/28/2019
TruAmerica Workforce Housing Fund L.P.
(Delaware LLC)
(100% owned)
11/12/2019
Tropicana 5324 Fee Owner LLC
(Delaware LLC)
(100% owned)
01/22/2020
Calibre Crest Fee Owner LLC
(Delaware LLC)
(100% owned)
11/20/2019
Guardian Deasil Holdings, LLC*
(Delaware LLC)
(100% owned)
12/18/2014
Deasil Land Partners LLC*
(Delaware LLC)
15.35% indirectly owned by GLIC
(11.39% through Guardian Deasil Holdings LLC
and 3.9612% through Deasil Manager LLC)
11/25/2014
TruAmerica Properties II LLC (1)
(Delaware LLC)
(40% owned)
05/08/2014
Deasil Manager LLC*
(Delaware LLC)
(39.61% indirectly owned by GLIC
through TruAmerica Properties II LLC)
11/25/2014
Deasil Lender LLC*
(Delaware LLC)
(39.61% indirectly owned by GLIC
through TruAmerica Properties II LLC)
12/19/2014
TruAmerica Properties IV LLC
(Delaware LLC)
(90% indirectly owned by GLIC)
08/21/2020
Indian Trail LL LLC
(Delaware LLC)
(90% owned)
10/30/2020
Indian Trail Manager LLC
(Delaware LLC)
(72.02% owned)
10/30/2020
Country Place Manager LLC
(Delaware LLC)
(72.05% owned)
11/05/2020
TA Anchor 2 Manager LLC
(Delaware LLC)
(90% owned)
10/15/2020
Grand Pointe Manager LLC
(Delaware LLC)
(72.72% owned)
11/25/2020
TA Holdings Indian Trail LLC
(Delaware LLC)
(90% owned)
10/30/2020

(1) See pages 7 and 9 for additional subsidiaries of this entity.

* Asset sold; entity to be cancelled.

The date GLIC either directly or indirectly acquired control.

Page 7

Hanover Square TAP LLC
(Delaware LLC)
(100% owned)
⇐10/28/2015
TruAmerica Properties Alberta LLC
(DE LLC)
(90% owned)
⇐02/14/2020
Guardian Lowry LLC
(Delaware LLC)
(100% owned)
⇐05/28/2014
TruAmerica Properties II LLC ("TAP II")
(Delaware LLC)
(40% owned)
⇐05/08/2014
Russell Mesa Fee Owner LLC
(DE LLC)
(72.69% owned)
⇐09/09/2020
TA Alberta GP LLC
(DE LLC)
(90% owned)
⇐02/10/2020
TA Alberta Investor LLC
(DE LLC)
(72.69% owned)
⇐02/10/2020
Monaco Parkway Manager LLC (Delaware LLC)
37% indirectly owned by GLIC through TAP II
(92 % owned by TAP II)
⇐05/07/2014
Monaco Parkway Land Partners LLC
(Delaware LLC)
(25% owned by Guardian Lowry LLC; 10% owned by Monaco Parkway Manager LLC)
⇐05/07/2014
Monaco Parkway Fee Owner LLC
(Delaware LLC)
25% indirectly owned by GLIC through Guardian Lowry LLC plus 3.7% indirectly owned by Guardian through TAP II
(100% owned by Monaco Parkway Land Partners LLC)
⇐05/07/2014
Trevi Manager LLC
(DE LLC)
(40.00% owned)
9/17/2015
Grand Terrace Manager LLC
(DE LLC)
(36.00% owned)
9/9/2016
Eagle Rose Manager LLC
(DE LLC)
(42.26% owned)
5/11/2017
Montair Walden Manager LLC
(DE LLC)
(40.60% owned)
11/20/2017
Cherry Creek Manager LLC
(DE LLC)
(36.00% owned)
8/8/2015
Firdale Avenue Manager LLC
(DE LLC)
(40.00% owned)
4/13/2015
Apple Creek Manager LLC
(DE LLC)
(40.00% owned)
6/8/2015
Russell Bay Manager LLC
(DE LLC)
(36.05% owned)
1/4/2016
Avondale Gateway Manager LLC
(DE LLC)
(45.00% owned)
5/7/2017
Tenaya Lucia Manager LLC
(DE LLC)
(40.62% owned)
7/13/2017
McClintock Bell Manager LLC
(DE LLC)
(40.00% owned)
3/24/2016
Mercury Lender LLC
(DE LLC)
(39.60% owned)
7/10/2015
Deasil Lender LLC
(DE LLC)
(39.61% owned)
12/19/2014

⇐ The date GLIC either directly or indirectly acquired control.

Page 8

Hanover Square TAP LLC
(Delaware LLC)
(100% owned)
10/28/2015
Guardian SLC Redwood Holdings II LLC
(Delaware LLC)
(100% owned)
10/8/2015
Guardian SLC Redwood Holdings LLC
(Delaware LLC)
(100% owned)
09/17/2015
TruAmerica Properties LLC (1)
(Delaware LLC)
(80% owned)
04/02/2013
Redwood Land Partners LLC
(Delaware LLC)
(10% owned by Redwood TA Manager LLC)
(90% owned by Guardian SLC Redwood Holdings LLC)
08/26/2015
Redwood TA Manager LLC
(Delaware LLC)
(80% owned)
08/26/2015
SLC Somerset Village Fee Owner LLC
(Delaware LLC)
(100% owned)
(98% indirectly owned by GLIC)
08/26/2015
Redwood Land Partners II LLC
(Delaware LLC)
(10% owned by Redwood TA II Manager LLC)
(90% owned by Guardian SLC Redwood Holdings II LLC)
(98% indirectly owned by GLIC)
10/07/2015
Redwood TA Manager II LLC
(Delaware LLC)
(80% owned)
10/07/2015
SLC Southwillow Fee Owner LLC
(Delaware LLC)
(100% owned)
(98% indirectly owned by GLIC)
08/26/2015

(1) See page 10 for additional subsidiaries of this entity.

The date GLIC either directly or indirectly acquired control.

Page 9

- **Hanover Square TAP LLC** (Delaware LLC) (100% owned) ☞ 10/28/2015
  - **TruAmerica Multifamily LLC** (Delaware LLC) (80% owned) ☞ 04/02/2013
  - **Guardian Mercury-Gemini Holdings LLC** (Delaware LLC) (100% owned) ☞ 08/06/2015
    - **Mercury Land Partners LLC** (Delaware LLC) 15.3498% indirectly owned by GLIC (11.39% through Guardian Mercury-Gemini Holdings LLC and 3.9598% through Mercury TA Manager LLC) ☞ 07/10/2015
      - **Mercury Village Fee Owner LLC** (Delaware LLC) 15.3498% indirectly owned by GLIC through Mercury Land Partners LLC ☞ 07/10/2015
      - **Mercury Hanover Fee Owner LLC** (Delaware LLC) 15.3498% indirectly owned by GLIC through Mercury Land Partners LLC ☞ 07/10/2015
      - **Mercury Township Fee Owner LLC** (Delaware LLC) 15.3498% indirectly owned by GLIC through Mercury Land Partners LLC ☞ 07/10/2015
      - **Mercury Commons Fee Owner LLC** (Delaware LLC) 15.3498% indirectly owned by GLIC through Mercury Land Partners LLC ☞ 07/10/2015
      - **Mercury Constellation Fee Owner LLC** (Delaware LLC) 15.3498% indirectly owned by GLIC through Mercury Land Partners LLC ☞ 07/10/2015
      - **Mercury Windsor Fee Owner LLC** (Delaware LLC) 15.3498% indirectly owned by GLIC through Mercury Land Partners LLC ☞ 07/10/2015
      - **Gemini Alderwood Park Fee Owner LLC** (Delaware LLC) 15.3498% indirectly owned by GLIC through Mercury Land Partners LLC ☞ 07/30/2015
      - **Gemini Ridgegate Fee Owner LLC** (Delaware LLC) 15.3498% indirectly owned by GLIC through Mercury Land Partners LLC ☞ 07/30/2015
      - **Gemini Wellington Fee Owner LLC** (Delaware LLC) 15.3498% indirectly owned by GLIC through Mercury Land Partners LLC ☞ 07/30/2015
      - **Gemini Bridge Creek Fee Owner LLC** (Delaware LLC) 15.3498% indirectly owned by GLIC through Mercury Land Partners LLC ☞ 07/30/2015
      - **Gemini Boulder Creek Fee Owner LLC** (Delaware LLC) 15.3498% indirectly owned by GLIC through Mercury Land Partners LLC ☞ 07/30/2015
      - **Gemini Settlers Point Fee Owner LLC** (Delaware LLC) 15.3498% indirectly owned by GLIC through Mercury Land Partners LLC ☞ 07/30/2015
  - **TruAmerica Properties II LLC** (Delaware LLC) (40% owned) ☞ 05/8/2014
    - **Mercury TA Manager LLC, a Delaware LLC** (Delaware LLC) (39.598% indirectly owned by GLIC through TruAmerica Properties II LLC) ☞ 07/10/2015
    - **Mercury Lender LLC** (Delaware LLC) (39.598% indirectly owned by GLIC through TruAmerica Properties II LLC) ☞ 07/10/2015

---

* Asset sold; entity to be cancelled.

☞ The date GLIC either directly or indirectly acquired control.

Page 10

- **Hanover Square TAP LLC** (Delaware LLC) (100% owned) ⇜10/28/2015
  - **TruAmerica Properties LLC** (Delaware LLC) (80% owned) ⇜04/02/2013
    - U.S. REIF Paradise Valley Manager, LLC * (Delaware LLC) (72% owned) ⇜05/23/2014
    - Sierra Ridge Manager LLC (Delaware LLC) (78.63% owned) ⇜08/01/2014
      - U.S. REIF Sierra Ridge Venture, LLC (Delaware LLC) (11.79% owned) ⇜08/07/2014
        - U.S. REIF Sierra Ridge CA LP (Delaware limited partnership) (11.79% owned) ⇜08/18/2014
      - Sierra Ridge Operator LLC (Delaware LLC) (78.63% owned) ⇜08/01/2014
    - Cabot Manager LLC (DE LLC) (72.25% owned) 7/2/2015
    - Oriole Baltimore Manager LLC (DE LLC) (80.00% owned) 9/20/2016
    - Point Sylvan Manager LLC (DE LLC) (72.03% owned) 4/26/2017
    - Sienna Vista Manager LLC (DE LLC) (68.83% owned) 6/26/2017
    - Ashley Lake Manager LLC (DE LLC) (72.16% owned) 5/11/2017
    - Villa Rita Manager LLC (DE LLC) (76.24% owned) 6/4/2014
    - Highpointe Manager LLC (DE LLC) (80.00% owned) 11/10/2015
    - Vermont Avenue Manager LLC (DE LLC) (80.00% owned) 6/25/2014
    - Falcon Pines Manager LLC (DE LLC) (72.94% owned) 9/14/2017
    - Erwin St Manager LLC (DE LLC) (80.00% owned) 11/20/2015
    - U.S. REIF Westhaven Apartments Manager LLC (Delaware LLC) (78.17% owned) ⇜01/28/2014
      - U.S. REIF Westhaven Apartments Venture, LLC (Delaware LLC) (11.72% owned) ⇜01/24/2014
        - U.S. REIF Westhaven Apartments Washington, LLC (Delaware LLC) (11.72% owned) ⇜01/24/2014
    - Oasis Manager LLC (Delaware LLC) (74% owned) ⇜07/15/2016
      - Oasis Land Partners LLC (Delaware LLC) (11.1% owned) ⇜07/15/2016
        - Oasis Rainbow Fee Owner LLC (Delaware LLC) (11.1% owned) ⇜07/15/2016
        - Oasis Vegas Fee Owner LLC (Delaware LLC) (11.1% owned) ⇜07/15/2016
        - Oasis Jones Fee Owner LLC (Delaware LLC) (11.1% owned) ⇜07/15/2016
    - AXIS Manager LLC (Delaware LLC) (75.69% owned) ⇜03/01/2016
      - AXIS Land Partners LLC (Delaware LLC) (11.35% owned) ⇜03/01/2016
        - AXIS Fee Owner LLC (Delaware LLC) (11.35% owned) ⇜03/01/2016
    - Mariner Manager LLC (Delaware LLC) (80% owned) ⇜04/04/2016
      - Mariner Land Partners LLC (Delaware LLC) (12% owned) ⇜04/04/2016
        - Mariner Bayshore Fee Owner LLC (Delaware LLC) (12% owned) ⇜04/04/2016
        - Mariner Sherwood Fee Owner LLC (Delaware LLC) (12% owned) ⇜04/04/2016
        - Mariner Southfield Fee Owner LLC (Delaware LLC) (12% owned) ⇜04/04/2016

---

* Asset sold; entity to be cancelled.

⇜ The date GLIC either directly or indirectly acquired control.

Page 11

- **Hanover Square TAP 2 LLC** (Delaware LLC) (100% owned) ⁜ 02/02/2018
  - **TruAmerica Properties III LLC** (Delaware LLC) (90% owned) ⁜ 01/08/2018
    - Goldenrod Manager LLC (Delaware LLC) (72% owned) ⁜ 01/15/2020
    - TA Holdings Goldenrod LLC (Delaware LLC) (90% owned) ⁜ 01/21/2020
    - Goldenrod LL LLC (Delaware LLC) (90% owned) ⁜ 02/23/2020
    - Astor Park Manager LLC (DE LLC) (80.34% owned) 12/20/2017
    - Pacific Shores Manager LLC (DE LLC) (87.42% owned) 1/10/2020
    - TA Clearwater Manager LLC (DE LLC) (72.30% owned) 3/13/2018
    - TRU MF Manager LLC (DE LLC) (82.51% owned) 4/10/2018
    - TRU MF Manager II LLC (DE LLC) (84.23% owned) 3/12/2019
    - Trolley 8727 Manager LLC (DE LLC) (90.00% owned) 6/12/2018
    - Little River Manager LLC (DE LLC) (72.17% owned) 08/13/2020
    - Corte Bella TA Manager LLC (DE LLC) (90.00% owned) 7/24/2018
    - Solis FL Manager LLC (DE LLC) (73.24% owned) 7/11/2018
    - Warm Springs Manager LLC (DE LLC) (83.22% owned) 8/13/2018
    - Retreat Manager LLC (DE LLC) (72.34% owned) 8/31/2018
    - TA Country Lake Manager LLC (DE LLC) (79.60% owned) 10/1/2018
    - Baseline Mills Manager LLC (DE LLC) (72.08% owned) 11/29/2018
    - Tesoro Ranch Manager LLC (DE LLC) (84.63% owned) 11/13/2018
    - McGill Manager LLC (DE LLC) (87.03% owned) 11/19/2018
    - Highlands GT Manager, LLC (DE LLC) (72.06% owned) 08/26/2020
    - Paces Ferry Manager LLC (DE LLC) (87.41% owned) 11/19/2018
    - South Kirkman Manager LLC (DE LLC) (84.27% owned) 12/21/2018
    - Lowell Heights Manager LLC (DE LLC) (82.89% owned) 1/24/2019
    - Timacuan Manager LLC (DE LLC) (84.99% owned) 02/05/2019
    - Sweetwater Vintage Manager LLC (DE LLC) (85.75% owned) 04/16/2019
    - Allanza Manager LLC (DE LLC) (82.67% owned) 04/23/2019
    - Runaway Lakes Manager LLC (DE LLC) (78.33% owned) 05/10/2019
    - Covington Manager LLC (DE LLC) (73.97% owned) 07/01/2019
    - McMullen Booth Manager, LLC (DE LLC) (72.40% owned) 08/13/2020
    - North Raleigh TA Manager LLC (DE LLC) (86.72% owned) 7/16/2019
    - Satellite Blvd Manager LLC (DE LLC) (75.33% owned) 8/5/2019
    - Puyallup Townhomes Manager LLC (DE LLC) (72.61% owned) 7/15/2019
    - Magnolia Ridge Manager LLC (DE LLC) (87.22% owned) 9/24/2019
    - Rancho Presidio Manager LLC (DE LLC) (86.27% owned 11/26/2019
    - Bayou Point Manager LLC (DE LLC) (72.30% owned) 10/24/2019
    - TA Holdings Bayou Point LLC (DE LLC) (90.00% owned) 10/31/2019
    - Central Park Manager LLC (DE LLC) (72.46% owned) 11/15/2017
    - Central Park Manager II LLC (DE LLC) (83.62 % owned) 9/12/2019
    - Bayou Point LL LLC (DE LLC) (90.00% owned) 10/31/2019

⁜ The date GLIC either directly or indirectly acquired control.

Page 12

Hanover Square LCP LLC
(Delaware LLC)
(100% owned)
10/28/2015
Guardian LCP Commercial I LLC
(Delaware LLC)
(100% owned)
04/11/2012
Guardian Broadshore Capital Co-Investment LLC
(Delaware LLC.)
(100% owned)
12/13/2019
Broadshore Capital Co-Investment LLC
(Delaware LLC.)
(100% owned)
12/13/2019
BCP TFO Member, LLC
(Delaware LLC)
(100% owned)
01/21/2020
Guardian CapCo, LLC
(Delaware LLC)
(100% owned)
06/16/2010
Lowe Capital Partners, LLC [2]
(Delaware LLC)
(80% owned)
06/28/2010
Guardian Broadshore, LLC [5]
(Delaware LLC.)
(100% owned)
06/16/2010
Broadshore Capital Partners, LLC [1][4]
(Delaware LLC)
(84.21% owned)
08/19/2010
Guardian LCP Hospitality I LLC
(Delaware LLC)
(100% owned)
06/01/2011
LEI LCP-GL, LLC
(Delaware LLC) [3]
(95% owned)
(75% indirectly owned by Guardian through Guardian LCP Hospitality I LLC and 20% indirectly owned by GLIC through Lowe Capital Partners, LLC)
04/25/2011
LEI AI-GL Hotels, LLC [3]
(Delaware LLC)
(33% owned)
04/05/2011
Guardian LCP2A, LLC
(Delaware LLC)
(100% owned)
09/26/2014
Lowe Capital Partners 2A, LLC
(Delaware LLC)
(93.33% owned)
10/17/2014
LCP 2A LEI-ARE Intermediate, LLC
(Delaware LLC)
(93.33% owned)
09/25/2104
LCP-ARE Investor, LLC [3]
(Delaware LLC)
(88.89% owned)
(62.25% indirectly owned by GLIC through LCP 2A-ARE Intermediate, LLC and 26.64% owned by Guardian through LCP Holly Dive Intermediate, LLC)
01/29/2014
Guardian LCP Hospitality Finance LLC
(Delaware LLC)
(100% owned)
03/29/2012
LEI LCP-GL II, LLC
(Delaware LLC)
(73% owned)
03/21/2011
Guardian LEI Co-Investment, LLC
(Delaware LLC)
(100% owned)
09/20/2016
LEI Co-Investment, LLC
(Delaware LLC)
(80% owned)
09/15/2016
Guardian LCP2B, LLC
(Delaware LLC)
(100% owned)
12/16/2014
Lowe Capital Partners 2B, LLC
(Delaware LLC)
(50% owned)
03/06/2014
LCP2B RS Intermediate, LLC
(Delaware LLC)
(50% owned)
08-18-2016
MM Museum LLC
(Delaware LLC)
(21.5% owned)
06/12/2019
San Diego IDEA Investor, LLC
(Delaware LLC)
(50% owned)
06/19/2013
LCP2B Violet Street Intermediate, LLC
(Delaware LLC)
(50% owned)
06/01/2015
Violet Street Investor, LLC
(Delaware LLC)
(10% owned)
04/23/2015
LCP2B RTC 74th Street Intermediate, LLC
(Delaware LLC)
(50% owned)
07/23/2015
LCP2B 3000 Broadway Intermediate, LLC
(Delaware LLC)
(50% owned)
09/23/2016
Guardian LEI Co-Investment 2, LLC
(Delaware LLC)
(100% owned)
11/03/2017
LEI Co-Investment 2 LLC
(Delaware LLC)
(100% owned)
12/14/2017

(1) Entity formerly known as Lowe Enterprises Investment Management, LLC (Feb 2019 name changed); actual ownership percentage varies based on employee equity ownership but will not be less than 80%.

(2) See page 13 for a chart of the subsidiaries of this entity.

(3) This entity also appears on page 13.

(4) See page 14 for a chart of the subsidiaries of this entity.

(5) Entity formerly known as Guardian LEIM, LLC (March 2019 name change).

The date GLIC either directly or indirectly acquired control.

Page 13

- **Lowe Capital Partners, LLC** (Delaware LLC) (80% owned) ⇘06/28/2010
  - San Diego TC Investor, LLC (Delaware LLC) (80% owned) ⇘01/30/2012
    - San Diego Circle, LLC (Delaware LLC) (80% owned) ⇘04/23/2014
      - Valley Circle Venture, LLC (Delaware LLC) (12.2% owned) ⇘05/31/2019
  - LCP Culver City Intermediate, LLC (Delaware LLC) (48% owned) ⇘08/22/2014
    - Culver City Triangle Investor, LLC (Delaware LLC) (15.9 % owned) ⇘06/19/2013
  - LCP East Second Intermediate, LLC (Delaware LLC) (80% owned) ⇘07/30/2013
  - LCP Seneca Street Intermediate, LLC (Delaware LLC) (80% owned) ⇘09/19/2013
    - Seneca Street Developer, LLC (Delaware LLC) (80% owned) ⇘09/19/2013
  - LCP WSR Intermediate, LLC (Delaware LLC) (80% owned) ⇘01/31/2012
    - LEI LCP-GL II, LLC (Delaware LLC) (21.4% owned) ⇘03/21/2012
  - LCP Eldorado Intermediate, LLC (Delaware LLC) (80% owned) ⇘06/15/2012
  - LCP Suncadia Intermediate, LLC (Delaware LLC) (80% owned) ⇘03/28/2012
    - Suncadia Capital, LLC (Delaware LLC) (46.4% owned) ⇘03/28/2012
      - Suncadia Operating Member, LLC (Delaware LLC) (46.4% owned) ⇘03/22/2012
  - LCP Holly Drive Intermediate, LLC (Delaware LLC) (80% owned) ⇘01/16/2014
    - LCP-ARE Investor, LLC (1) (Delaware LLC) (88.89 % owned) (62.25% indirectly owned by GLIC through LCP 2A-ARE Intermediate, LLC and 26.64% owned by Guardian through LCP Holly Dive Intermediate, LLC) ⇘01/29/2014
  - LEI LCP-GL, LLC (1) (Delaware LLC) (95 % owned) (20% indirectly owned by GLIC through Lowe Capital Partners, LLC and 75% indirectly owned by GLIC through Guardian LCP Hospitality I LLC) ⇘04/25/2011
    - LEI AI-GL Hotels, LLC (1) (Delaware LLC) (33% owned) ⇘04/05/2011

---

(1) This entity also appears on page 12.

⇘ The date GLIC either directly or indirectly acquired control.

Page 14

- **Broadshore Capital Partners, LLC** (Delaware LLC) (84.21% owned) 08/19/2010
  - LEIM West Loop, LLC (Delaware LLC) (84.21% owned) 04/20/2012
  - LEIM Seattle, LLC (Delaware LLC) (84.21% owned) 05/04/2011
  - LEIM L-O Manager, LLC (Delaware LLC) (84.21% owned) 09/29/2011
  - LEI Keystone Holding, LLC (Delaware LLC) (84.21% owned) 06/25/2012
  - LEIM-ARE Manager, LLC (Delaware LLC) (84.21% owned) 01/29/2014
  - LEIM-FA Manager, LLC (Delaware LLC) (84.21% owned) 12/30/2014
  - LEIM-ALB Manager, LLC (Delaware LLC) (84.21% owned) 04/25/2015
  - LEIM TFO Manager, LLC (Delaware LLC) (84.21% owned) 12/13/2016
  - LEIM-CIG Manager, LLC (Delaware LLC) (84.21% owned) 07/27/2016
  - LEIM LEGIA Manager LLC (Delaware LLC) (84.21% owned) 08/15/2017
  - LEIM SS-LEI Manager, LLC (Delaware LLC) (84.21% owned) 07/14/2017
  - LEIM BFQ Manager, LLC (Delaware LLC) (84.21% owned) 05/01/2017
  - LEIM USHV Manager, LLC (Delaware LLC) (84.21% owned) 08/25/2017
  - Broadshore Capital CV LLC (Delaware LLC) (84.21% owned) 12/13/2019
  - BCP Atlantic Manager, LLC (Delaware LLC) (84.21% owned) 12/19/2019
  - BCP TFO Manager, LLC (Delaware LLC) (84.21% owned) 01/21/2020

The date GLIC either directly or indirectly acquired control.

Item 30.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Principal Underwriters

(a) Park Avenue Securities LLC (“PAS”) is the principal underwriter of the Registrant’s variable annuity contracts. In addition, PAS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of managers and principal officers of PAS.

PARK AVENUE SECURITIES LLC

2020 MANAGER&OFFICER ROSTER

OFFICER	OFFICER TITLE

Marianne Caswell 10 Hudson Yards, New York, NY 10001	Board Manager & President

Michael Ferik 10 Hudson Yards, New York, NY 10001	Board Manager

Leyla Lesina 10 Hudson Yards, New York, NY 10001	Board Manager

Kevin Molloy 10 Hudson Yards, New York, NY 10001	Board Manager

Harris Oliner 10 Hudson Yards, New York, NY 10001	Senior Vice President, Associate Corporate Secretary

Richard T. Potter, Jr. 10 Hudson Yards, New York, NY 10001	Vice President, Counsel and Assistant Corporate Secretary

Carly Maher 10 Hudson Yards, New York, NY 10001	Vice President, Operating Officer

Joseph Fuschillo 10 Hudson Yards, New York, NY 10001	Vice President, Head of Business Development

Amandah Greiling 6255 Sterner’s Way, Bethlehem, PA 18017	Vice President, Enterprise Customer Service

John Guthery 700 South Street, Pittsfield, MA 01201	Vice President, Head of Product, Research & Sponsor Relations

Michael Kryza 100 First Stamford Place Stamford, CT 06902	Vice President, Business Development, Group

Joshua Hergan 10 Hudson Yards, New York, NY 10001	Second Vice President & General Counsel

Thomas Drogan 10 Hudson Yards, New York, NY 10001	Second Vice President & Chief Compliance Officer

Shawn McGrath 700 South Street, Pittsfield, MA 01201	Second Vice President, Individual Markets Controller

Allen Boggs 10 Hudson Yards, New York, NY 10001	Second Vice President, Supervision and Business Risk

Michael Ryniker 10 Hudson Yards, New York, NY 10001	Assistant Vice President, Operations

Christian Mele 6255 Sterner’s Way, Bethlehem, PA 18017	Assistant Vice President, Head of Wealth Management and Annuity Operations

Sonya Crosswell Assan 10 Hudson Yards, New York, NY 10001	Corporate Secretary

Jason Eskenazi 10 Hudson Yards, New York, NY 10001	Manager, Business Development

Yossi Rosanel 10 Hudson Yards, New York, NY 10001	Director, Financial and Operations Principal

Robert D. Grauer 10 Hudson Yards, New York, NY 10001	Assistant Corporate Secretary

Brian Hagan 101 Crawfords Corner Rd, Holmdel, PA 07733	Anti-Money Laundering Compliance Officer

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item 32.	Location of Accounts and Records

Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated there under are maintained by GIAC, the depositor, at its Customer Service Office Contact Center, 6255 Sterner’s Way, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 10 Hudson Yards New York, New York 10001.

Item 33.	Management Services

None.

Item 34.	Fee Representation

The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the contract, in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account D, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Ridgewood, New Jersey.

The Guardian Separate Account D
(Registrant)

By:	/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr.
Senior Vice President, Counsel & Assistant Corporate Secretary

Date:	April 27, 2021
Time:	12:47:42 PM

THE GUARDIAN INSURANCE & ANNUITY
COMPANY, INC.
(Depositor)

By:	/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr.
Senior Vice President, Counsel & Assistant Corporate Secretary

Date:	April 27, 2021
Time:	12:47:42 PM

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

/s/ Dominique Baede	President & Director	Date:	April 27, 2021	Time:	2:22:16 PM
Dominique Baede

/s/ Carl Desrochers	Vice President &	Date:	April 27, 2021	Time:	12:51:00 PM
Carl Desrochers	Chief Financial Officer

/s/ Richard T. Potter, Jr.	Director	Date:	April 27, 2021	Time:	12:47:42 PM
Michael N. Ferik*

/s/ Kevin Molloy	Director	Date:	April 27, 2021	Time:	1:07:41 PM
Kevin Molloy

/s/ Richard T. Potter, Jr.	Senior Vice President,	Date:	April 27, 2021	Time:	12:47:42 PM
Michael Slipowitz*	Corporate Chief Actuary
& Director

* By: /s/ Richard T. Potter, Jr.		Date:	April 27, 2021	Time:	12:47:42 PM
Richard T. Potter, Jr.,
as agent pursuant to
power of attorney

Exhibit Index

Number	Description

(h)(i)(f)	Amendment to Agreement (No. 6) (2021)

(h)(ii)(g)	Amendment to Agreement (No. 11) (2021)

(h)(iii)(a)	Amendment to Participation Agreement (2020)

(h)(iv)(d)	Amendment #7 to Agreement (2021)

(h)(v)(f)	Amendment No.6 (2021)

(h)(vi)(a)	Amendment to Participation Agreement (2021)

(h)(vii)	Janus Aspen Series (institutional shares) (1999)(as amended through 2020)

(h)(viii)(a)	Amendment to Participation Agreement (2020)

(h)(ix)(b)	Amendment to Participation Agreement (2020)

(h)(x)(a)	Amendment to Participation Agreement (2020)

(l)	Consent of PricewaterhouseCoopers LLP